TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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CORPAY, INC.

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2026

Notice of Annual Meeting & Proxy Statement

Corpay

A Letter From Our Chief Executive Officer
My Fellow Shareholders,
Thank you for your investment in Corpay, the corporate payments company.
Performance & Positioning
Our 2025 financial performance again reached record levels, with revenue of $4.5 billion, up 14%, adjusted earnings per share of $21.38, up 12%, and adjusted EBITDA of over $2.6 billion, up 13%. Each of these metrics set all-time records, and continue to demonstrate the durability of our Company. We closed the second largest acquisition in the Company’s history, Alpha
Group, PLC, as well as two significant strategic investments. Our 2025 exit rate and accretive deals create a strong setup for
2026, as we accelerate the rotation of our portfolio toward Corporate Payments.
In 2025 we made substantial progress to better position the Company for the future:
•Alpha Group, PLC acquisition. We acquired Alpha, giving us a meaningful foothold in, and greater access to, the asset management market segment within our cross-border business, along with the addition of a global bank account product.
This significantly improves our available total addressable market.
•Mastercard investment. Mastercard invested $300M in our cross-border business, at a $13B valuation, to help target the financial institutions channel. The partnership delivers the combined global reach of two leading payment organizations and brings our industry leading currency risk management and integrated cross-border payments solutions to banks and financial institutions across the world.
•AvidXchange investment. We invested alongside TPG Inc. to acquire AvidXchange, deepening our position in the middle market AP automation and payments space.
We expect Corporate Payments to exceed 40% of total Company revenue in 2026, and enhance our ability to deliver our mid-
term objectives to annually grow revenue 10% organically and adjusted earnings per share more than 15%. While we have seen volatility in our stock price over the last 12 months, we expect the market to reward our performance over time as we deliver consistent, quality results.
Governance & Board Oversight
We have an experienced Board of Directors with a diverse set of skills and experience, including leading large, global public companies within our industry. Our directors provide valuable oversight regarding audit, compensation, governance and strategy. Our Board of Directors are deeply involved in all aspects of the business, including our shareholder engagement efforts, and have helped drive responsive enhancements to our practices.
Your Support
On behalf of our Board of Directors, we sincerely ask that you vote with our recommendations. We appreciate your support and feedback, and we will continue to reach out on a regular basis to gain further insights and perspectives.

Ronald F. Clarke Chair & Chief Executive Officer Corpay, Inc. 3280 Peachtree Road, Suite 2400 Atlanta, GA 30305

Annual Meeting of Shareholders

The Company’s Annual Meeting of Shareholders will be held at 3280 Peachtree Road, Suite 2400, Atlanta, GA 30305 on May 7, 2026 at 10:00 a.m. Eastern Daylight Time

Notice of 2026 Annual Meeting of Shareholders

Meeting Date and Time: Thursday, May 7, 2026, at 10:00 a.m. Eastern Daylight Time	Meeting Place: 3280 Peachtree Road, Suite 2400 Atlanta, GA 30305	Record Date: March 23, 2026 (66,131,990 common shares and 43,510 unvested restricted shares outstanding and entitled to vote as of the record date).

Agenda

1	To elect the twelve directors
2	To ratify the reappointment of Ernst & Young LLP as the Company’s independent public accounting firm for 2026
3	To approve, on an advisory basis, named executive officer compensation
4	To vote on a shareholder proposal regarding an independent Board Chair requirement, if properly presented at the meeting
We may also transact other business that properly comes before the meeting.
Mailing Date and Availability of Proxy Materials
On or about April 10, 2026, we mailed our Proxy Materials to shareholders. Shareholders of record at the close of business on
March 23, 2026 are entitled to receive notice of, and to vote at, the meeting.
Your Vote is Important
Please vote as soon as possible by one of the methods shown below, whether or not you expect to attend the annual meeting.
Be sure to have your proxy card, voting instruction form or our Proxy Materials in hand and follow the instructions below. Vote by 11:59 P.M. ET the day before the meeting (May 6, 2026).

By Internet www.proxyvote.com Use the internet to transmit your voting instruction and for electronic delivery of information	By Phone 1-800-690-6903 Use any touch tone telephone to transmit your voting instructions
By Mail
Mark, sign and date your proxy card
and return it in the postage-paid
envelope provided with your proxy
materials or return it to Vote
Processing, c/o Broadridge,
51 Mercedes Way,
Edgewood, NY 11717

Sincerely,
Corpay Board of Directors
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 7, 2026:
Our Proxy Statement and Annual Report to Shareholders are available at https://investor.corpay.com.

2026 Notice of Annual Meeting & Proxy Statement	1
01. Summary
Information About Our 2026 Annual Meeting
Meeting Details

Meeting Date and Time: Thursday, May 7, 2026, at 10:00 a.m. Eastern Daylight Time	Meeting Place: 3280 Peachtree Road, Suite 2400 Atlanta, GA 30305	Record Date: March 23, 2026 (66,131,990 common shares and 43,510 unvested restricted shares outstanding and entitled to vote as of the record date).

Holders of common shares as of the close of business on March 23, 2026 may vote at the Annual Meeting. One vote per share for each director nominee and each of the other proposals described below.
Ways to Vote

By Internet www.proxyvote.com Use the internet to transmit your voting instruction and for electronic delivery of information	By Phone 1-800-690-6903 Use any touch tone telephone to transmit your voting instructions
By Mail
Mark, sign and date your proxy card
and return it in the postage-paid
envelope provided with your proxy
materials or return it to Vote
Processing, c/o Broadridge,
51 Mercedes Way,
Edgewood, NY 11717

Proposals and Board Recommendations

Proposal		Board Recommendation	For More Information

1	To elect the twelve directors	FOR each nominee	Page 69
2	To ratify the reappointment of Ernst & Young LLP as the Company’s independent public accounting firm for 2026	FOR	Page 70
3	To approve, on an advisory basis, named executive officer compensation	FOR	Page 71
4	To vote on a shareholder proposal regarding an independent Board Chair requirement, if properly presented at the meeting	AGAINST	Page 72
For complete information regarding our 2026 annual meeting of shareholders, the proposals to be voted on and our performance, please review the entire Proxy Statement and our 2025 annual report, available at https://investor.corpay.com and proxyvote.com.

2	2026 Notice of Annual Meeting & Proxy Statement
02. Corpay at a Glance
Corpay, Inc. (“Corpay,” or the “Company”) is a leading global corporate payments company that helps businesses and consumers manage and pay their expenses in a simple, controlled manner. We serve businesses, partners, merchants, and consumers in North America, Latin America, the U.K., Europe, and Asia Pacific.

$4.5B	800,000+	2.6B+	>11,000
ANNUAL REVENUE	CUSTOMERS	TRANSACTIONS PER YEAR	EMPLOYEES
As of December 31, 2025
We estimate that businesses spend approximately $145 trillion annually in transactions with other businesses. In many instances, businesses lack the proper tools to monitor what is being purchased and employ manual, paper-based, disparate processes and methods to both approve and make payments for their business-to-business purchases. This often results in wasted time and money due to unnecessary or unauthorized spending, fraud, receipt collection, data input and consolidation errors, inaccurate reimbursement processing, account reconciliation errors, employee misuse and more.
Our wide range of modern payment solutions generally provides control, reporting, and automation benefits superior to many of the payment methods businesses use, such as cash, paper checks, general purpose credit cards, as well as employee pay and reclaim processes. In addition to delivering meaningful value to our customers, our solutions also share several important and attractive business model characteristics including:
•Majority of revenue is derived primarily from business customers, which tend to have relatively predictable consistent volumes;
•Recurring revenue models driven by recurring volume, resulting in predictable revenue;
•Unique selling systems with common sales approaches, management and reporting;
•Specialized technology platforms and proprietary payment acceptance networks, which we believe create competitive advantages and barriers to entry; and
•Attractive EBITDA margins and strong cash flow conversion with relatively limited incremental infrastructure investment requirements.
Our Vision
Corpay’s vision is that every payment is digital, every purchase is controlled, and every related decision is informed. Corpay’s wide range of modern, digitized solutions generally provides control, reporting, and automation benefits superior to many of the payment methods businesses often use, such as cash, paper checks, general purpose credit cards, as well as employee pay and reclaim processes.
Our Mission
Corpay uses modern technology to help companies control business expenses and make payments more safely and securely than ever before. Through the digitalization of payments, we support ecosystems which benefit all participating constituents:
payment-making customers, payment-accepting merchants, tax-collecting governments, and Corpay.

2026 Notice of Annual Meeting & Proxy Statement	3

Table of Contents	02. CORPAY AT A GLANCE
Our Strategy
We are executing on a strategy of optimizing assets, leveraging similar selling methods, and bundling and cross-selling value-
added solutions. We continue to enhance our solutions to displace inferior payment methods, improve customers’ mobile and digital experiences, and extend utility. We actively market and sell to current and prospective customers leveraging a multi-
channel go-to-market approach, which includes comprehensive digital channels, direct sales forces and strategic partner relationships. We supplement our organic growth strategy and sales efforts by pursuing attractive acquisition opportunities, which serve to strengthen our market positions and accelerate growth. We have simplified the Company by consolidating into three reportable segments—Corporate Payments, Vehicle Payments and Lodging Payments—and we will rationalize businesses that are not core. With a long, proven operating history, Corpay now serves hundreds of thousands of business customers with millions of cardholders making payments to millions of vendors around the world.
Our Performance
Corpay has delivered a superior track record of growth, generating compound annual growth rates (“CAGR”) of 17% in revenue and 19% in adjusted net income per diluted share (“Adjusted EPS”) since going public in 2010.
2010-2025
17%
CAGR
2010-2025
19%
CAGR
Revenue(1)
(in millions)
Adjusted EPS(2)
(1)Revenues before 2018 are presented pre-adoption of ASC 606.
(2)Non-GAAP financial measure. See appendix for reconciliation of non-GAAP measures to GAAP.

4	2026 Notice of Annual Meeting & Proxy Statement

02. CORPAY AT A GLANCE	Table of Contents
Our Board of Directors
In order to oversee our complex, global business, our Board of Directors (the “Board”) is comprised of experienced individuals who are engaged in their duties and invested in our Company’s success. Our Board recognizes the importance of independence from management and ensures its responsiveness to shareholders by directly connecting directors’ interests with those of our shareholders. Our Board and management have taken a long-term view toward shareholder engagement and recognize that continuous solicitation and consideration of shareholder feedback is critical to driving growth and creating shareholder value.
As a result, we regularly engage with our shareholders throughout the year by multiple means to encourage ongoing, meaningful dialogue.
We encourage you to visit the “Governance” area of the “Investor Relations” section of our website (https://
investor.corpay.com) where you will find detailed information about our corporate governance practices, including our key governance documents listed below:
•Code of Business Conduct and Ethics
•Policy Regarding Interested Party Communications with the Board of Directors
•Corporate Governance Guidelines
•Insider Trading Policy
•Board Committee Charters
The reports and other information contained on websites referred to in this Proxy Statement (other than to the extent specifically referred to herein as required by the rules of the NYSE or the SEC) are not part of this proxy solicitation and are not incorporated by reference into this Proxy Statement or any other proxy materials.
Forward-Leaning Corporate Governance
In response to our shareholder engagement efforts and recent shareholder votes at our annual meetings, we have taken significant steps to adopt many corporate governance best practices:
•Declassified Board of Directors
•Lead Independent Director
•Majority voting in Director elections
•Expanded shareholder engagement
•Proxy access
•Shareholder right to call special meetings
•Shareholder right to act by written consent
•No supermajority shareholder voting
•Regular review of governance practices
•Continued publication of our annual Corporate Responsibility and Sustainability Report

2026 Notice of Annual Meeting & Proxy Statement	5

Table of Contents	02. CORPAY AT A GLANCE
Forward-Leaning Compensation Practices
Corpay has embraced best practices in our compensation programs, which strongly support our pay-for-performance philosophy and culture:
•Named executive officer (“NEO”) compensation aligned with Company and, as applicable, division performance
•Total target pay levels generally at or below peer median
•Significant portion of NEO compensation generally delivered in the form of equity-based awards
•Different performance metrics for different compensation components
•Incentive payouts tied closely to achieving published guidance
•Significant stock ownership requirements
•No repricing or cashing out of underwater stock options or stock appreciation rights
•No hedging or pledging of common shares
•No excise tax gross-ups
•Maintain a compensation clawback policy that exceeds the Dodd-Frank Act requirements by extending to executive misconduct
•Below-market severance policies
•Shareholder engagement includes nomination and governance committee Chair, compensation committee Chair, additional Board members and management
•Utilize an independent compensation consultant
Shareholder Engagement Results
Our 2025 shareholder outreach was a continuation of our annual comprehensive shareholder engagement plan. We have taken decisive action in recent years in response to our shareholder outreach initiatives and we believe that our practices address the feedback we received. Our shareholder engagement ensured that we heard the feedback of our shareholders—in addition to generous access to the management team, after we mailed the 2025 Proxy Statement, but before the 2025 shareholder meeting, we offered the opportunity to discuss our Proxy Statement with our top 10 shareholders as of December
31, 2024.
We invited shareholders representing approximately 52% of our shares outstanding as of December 31, 2024 to discuss matters that were presented at our 2025 shareholder meeting, including our executive compensation program; 20% of contacted shareholders accepted our invitation and completed a call with a board member.
Additionally, our senior management attended multiple, quarterly sell-side hosted investor events, and met with investors representing more than 60% of our shares outstanding as of December 31, 2024 throughout 2025 to discuss the Company’s performance and short and long-term strategic direction.
Who We Engage:
•Institutional shareholders
•Sell-side analysts
•Retail shareholders and
shareholder advocates
•Fixed income investors
•Proxy advisory firms
How We Engage:
•Quarterly earnings calls
•Investor conferences
•Annual shareholder meetings
•Investor roadshows, on-site visits
and virtual meetings
•One-on-one meetings
How We Communicate:
•Annual report
•Proxy statement
•SEC filings
•Press releases
•Company website
•Investor presentations
•Corporate Responsibility and
Sustainability Report

6	2026 Notice of Annual Meeting & Proxy Statement

02. CORPAY AT A GLANCE	Table of Contents
Based on our outreach efforts and our review of the recommendations of proxy advisory firms, the table below summarizes what we heard and how we responded in 2025 and 2026.

What we heard	What we have done in response

Interest in the direction of NEO compensation, including metrics used for NEO incentive-based compensation
Annual Bonus Equity Incentive Performance Metrics: The entire portion of all participating
NEOs’ (including the CEO) targeted Annual Bonus Equity Incentive opportunities for 2025 was contingent upon the achievement of pre-established financial and operating metrics. This incentive is fully denominated and settled in shares of stock and is in lieu of a traditional cash bonus opportunity.
Performance Linkages: The 2025 equity incentives to all of our NEOs were comprised at least 50% of performance-based incentives, except for Mr. Netto due to his tax equalization award discussed below.
These performance-based incentives were 100% contingent on the achievement of pre-established earnings per share, revenue and/or operating metrics.

The majority of NEO compensation should be performance-based	For 2026, we ensured more than 50% of all NEO equity incentives in the aggregate is performance- based.

Long-term compensation should have longer measurement periods	Our long-term equity compensation has a vesting schedule that is more than one year. A portion of long- term equity compensation has a performance measurement period of three years.

Compensation structures should align with value creation
In 2025, incentives were granted 100% in the form of equity-based awards that are settled in the form of shares. We did not offer a traditional cash bonus opportunity to our NEOs and instead provided a short-
term incentive opportunity in the form of an equity-based award (referred to as the Annual Bonus Equity
Incentive). A portion of our NEOs’ targeted equity incentive opportunities are tied to the achievement of pre-established financial metrics that directly contribute to long-term shareholder value creation. We are committed to aligning the compensation of our NEOs with shareholder value creation.

CEO compensation structure should help ensure long-term retention	In 2024, we provided the CEO with long-term equity awards, a portion of which has a performance measurement period of three years.

Compensation for NEOs should have a total shareholder return component
We continue to believe the performance metrics we have chosen for our equity incentives are directly aligned with the creation of shareholder value, and are therefore the most appropriate metrics in the near-term. We have considered the use of relative total shareholder return ("TSR"), but have found that there are too few companies in our direct operating space that present the opportunity for reliable and statistically relevant comparisons of TSR over a three-year period. We intend to continue to review the possibility of adding relative TSR as a metric in coming years, and are receptive to doing so in the event that reliable comparisons are available. At target, and on average, approximately 90% of NEO compensation is settled in shares of stock, implicitly incorporating a TSR component.

Disclosure should provide context for why the Company selects particular performance metrics for incentive- based compensation
As noted throughout this Proxy Statement, a portion of our NEOs’ equity incentives are tied to the achievement of the financial and operating metrics that best align with shareholder value creation and we have enhanced disclosure of the metrics.

2026 Notice of Annual Meeting & Proxy Statement	7

Table of Contents	02. CORPAY AT A GLANCE
Our Commitment to Corporate Responsibility
Corporate responsibility promotes the long-term interests of our shareholders and strengthens Board and management accountability. Our corporate strategy includes a focus on how environmental and social issues may impact the long-term interests of our shareholders and other stakeholders. We believe that environmentally and socially responsible operating practices are important considerations while generating value for our shareholders, being good partners with our customers by providing efficient payment solutions, and being a good employer to our employees.
Core Values

INNOVATION	COLLABORATION	EXECUTION	INTEGRITY	PEOPLE
Figure out a better way	Accomplish more together	Get it done; outputs matter	Do the right thing	We make the difference
People
As of December 31, 2025, Corpay employed approximately 11,800 associates located in 34 countries around the world, with approximately 4,300 of those associates based in the U.S. Our values-driven people programs, practices and policies have been developed to ensure we are able to attract, retain and develop the quality of talent necessary to advance our key initiatives and achieve our strategic objectives. We are firmly committed to delivering a strong employee value proposition and unique employment experience to our associates which, in turn, should lead to better customer experiences and business outcomes.
Culture
We believe that commitment to our culture is a strong determinant of the Company’s performance and success. Our culture has evolved through time, as the Company has grown considerably both organically and through acquisitions. Despite
Corpay’s expansive size and geographic scope, we retain a strong entrepreneurial spirit, and share a common vision, mission and set of values, which together serve as cornerstones to our “One Corpay” culture. Our Core Values are infused in all aspects of Corpay and guide our employee selection, behavior and interactions with both internal and external stakeholders.
Through our relentless efforts to improve our workplace, in 2024 we earned the Great Place To Work Certification™ from Great
Place To Work®. During 2025, we ranked #39 on the Top 100 Global Most Loved Workplaces® list from Newsweek and the
Best Practice Institute, which highlights companies across the globe where employees genuinely love to work. We believe fostering a welcoming environment and an engaged employee base aligns with our values.
Talent Acquisition and Development
Corpay maintains a focus on recruiting a talented workforce across all businesses and geographies. Corpay recognizes both the importance of developing our workforce to power continued innovation, and the high demand of candidates in our industry.
In addition to traditional recruiting channels (social media and third-party search firms), we also attract new talent through partnerships and employee referrals.
Corpay offers a variety of high-quality learning opportunities, designed to support employee development and organizational effectiveness. Learning opportunities are available in all geographies at all levels, and incorporate personal, business and leadership skills development with the goal of empowering our organization, creating avenues for closing skill gaps, and enhancing the capabilities of our workforce. Leadership, teamwork, communication, and many other soft skills are vital to our success. We offer a wide variety of career opportunities and paths to advancement through on-the-job coaching, training, and education.
Our learning and development program, eleVate, has four pillars – Onboarding, Learner Education Advancement Program
(“LEAP”), Mentorship and Coaching.

8	2026 Notice of Annual Meeting & Proxy Statement

02. CORPAY AT A GLANCE	Table of Contents
There are 5 phases for Onboarding, the first pillar of eleVate, which include pre-boarding, Corpay Orientation, Team
Orientation, Business Integration and Development. As part of the Corpay orientation, new employees are immersed in the
Company’s mission, vision, culture and values. The Corpay orientation also introduces our Human Resources programs, benefits, and policies and procedures, such as information security awareness, anti-harassment training and code of ethics compliance. New hires also learn about their workstyle and the workstyle of their colleagues by participating in our Introduction to DiSC® program.
LEAP, the second pillar of eleVate, offers both mandatory and optional learning opportunities. Our entry-level employees are required to participate in our foundational learning sessions, which build upon onboarding experiences. More senior employees are required to complete all foundational training along with our Global Leader Program (“GLP”) - Manager Edition, which is designed to teach both first-time and experienced managers situational leadership, coaching skills, and the art of providing feedback and feedforward.
At the heart of our most senior leader learning experience is the GLP - Business Leader Edition. This leadership development program utilizes an interactive curriculum which is based on our core values and competencies. The goal is to guide our leaders towards greater self-awareness, create the opportunity to build a strong leadership foundation, provide the skills to act as a coach and mentor, and provide the opportunity to build lasting relationships with Corpay professionals from around the world. Senior leaders also have the opportunity to work with a personal coach and/or rotational assignments to further assist with their development.
Mentorship is the third pillar of eleVate. We believe mentorship offers the opportunity for mentees to develop new skills, receive personalized feedback and gain a different perspective which may facilitate both professional and personal growth.
Mentorship also helps build confidence and helps expand an employee’s network.
Finally, Coaching is the last pillar of eleVate. In addition to the coaching offered as part of GLP - Business Leader Edition, all employees have the opportunity to receive one-on-one developmental coaching.
Health and Wellness
We offer a competitive and comprehensive benefits package, wellness programs, time-off policies, and an engaging environment. In the U.S., Corpay pays the majority of the cost for our core set of benefits which includes comprehensive medical, prescription drug, dental, and vision coverage. Our benefit plans include options for employees to customize their coverage with voluntary plans that include critical illness, disability, life insurance, hospitalization protection, and legal assistance, among others. We also offer access to tax-advantaged accounts that can help employees pay for future health care expenses, including Health Savings Accounts and Flexible Spending Accounts. Additionally, we offer life insurance, accidental death and dismemberment insurance, and short and long-term disability at no cost to the employee. All benefits are offered to employees, their partners (including spouses and domestic partners), and their children. In other geographies, we offer competitive benefits packages that are tailored to local market conditions and norms.
Our wellness programs are designed to meet the evolving needs of a global workforce. We want our employees and their families to thrive and continue to place our focus on physical and mental well-being. We offer free virtual fitness classes and provide access to employee assistance programs in all regions. In the U.K. and Europe, we’ve trained “Mental Health First
Aiders” that provide all employees access to support on issues such as anxiety, depression, mental fatigue, burn out, or stress.
Voice of the Employee
Each year, Corpay conducts an employee survey to measure engagement. The purpose of the survey is to give employees a voice and use employee feedback to improve and build our organizational capability. We share the detailed engagement scores across the organization, and analyze the results to understand differences by geography, demographics, job level, and leader, and to identify opportunities for further improvement. Based on the feedback and perception of employees, action plans are created to drive continuous improvement of results. The participation rate for our 2025 annual survey was approximately
51%. Our employee engagement score in 2025 remained consistent with our prior year results. We believe our employee proposition remains strong and we continue to attract and retain top talent.

2026 Notice of Annual Meeting & Proxy Statement	9
03. Corporate Governance and Board Matters
Our Board of Directors
Our Board currently consists of twelve highly accomplished and engaged members. Except for our CEO, all of our directors are independent under the NYSE rules. The average tenure of our independent director nominees since the Company’s initial public offering is nine years, and the average age of our independent director nominees is 66. We continually focus on Board composition to ensure an appropriate mix of tenure and expertise that provides fresh perspectives and significant industry, functional, and subject matter experience.
The complexity of our global business requires oversight by experienced, informed individuals that understand the industry and challenges, and our Company on a deep level. Our directors’ diverse backgrounds contribute to an effective and well-balanced
Board that is able to provide valuable insight to, and effective oversight to, our senior management team. Our Board of
Directors is focused on maintaining a mix of skills and experience that include the following:

Skills and Experience

Payments, financial services and fintech	Cyber & information security
Experience in the financial services industry, including payments, banking and technology.	Experience in the IT, enterprise risk management and legal contexts. Understanding and familiarity with application of management frameworks to the operating requirements of the business.

Finance & accounting	Global business
Experience with the financial complexities of our business, including experience as senior financial leadership at a large global public company or financial institution.
Experience in managing or supervising a business with global operations, particularly in countries outside of the U.S. where
Corpay does business. Familiarity with compliance issues facings companies with global operations.

Accomplished operating executive	Business development & strategy

Experience including managing/supervising operations and
business process improvement activities. Familiarity with
development, implementation and reporting of service excellence, quality standards, operational performance metrics and targets.
Experience including managing/supervising the strategic planning process for a global business and the associated development and implementation of specific growth opportunities.

Technology & innovation	Other public company leadership or board service

Experience including cloud computing, software development,
artificial intelligence, technology architecture and digital transformation, through the development and evolution of
technology platforms to provide clients digital choices, solutions and functionality.
Experience in large-scale strategy and operations, public company reporting responsibilities and the issues commonly faced by public companies.

10	2026 Notice of Annual Meeting & Proxy Statement

03. CORPORATE GOVERNANCE AND BOARD MATTERS	Table of Contents

	Annabelle Bexiga	David L. Bunch	Ronald F. Clarke	Joseph W. Farrelly	Rahul Gupta	Thomas M. Hagerty	Archie L. Jones, Jr.	Richard Macchia	Hala G. Moddelmog	Jeffrey S. Sloan	Steven T. Stull	Gerald Throop

Skills and Experience
Payments, financial services & fintech	●	●	●	●	●	●	●	●		●	●	●
Finance & accounting			●		●	●	●	●		●	●	●
Accomplished operating executive		●	●	●	●	●			●	●
Technology & innovation	●	●	●	●	●	●	●	●		●	●	●
Cyber & information security	●		●	●	●			●		●		●
Global business	●	●	●	●	●	●		●	●	●		●
Business development & strategy	●	●	●		●	●	●	●	●	●	●	●
Other public company leadership or board service	●	●	●	●	●	●		●	●	●		●
Racial/Ethnic Demographics
African American or Black							●
Indian					●
Hispanic	●
White		●	●	●		●		●	●	●	●	●
Gender Demographics
Male		●	●	●	●	●	●	●		●	●	●
Female	●								●

Board Demographics Matrix (as of December 31, 2025)

Total Number of Directors:	12
	Female	Male	Non-Binary	Did Not Disclose Gender
Part 1: Gender Identity
Directors	2	10	—	—
Part 2: Demographic Background
African American or Black	—	1	—	—
Indian	—	1	—	—
Hispanic	1	—	—	—
White	1	8	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

2026 Notice of Annual Meeting & Proxy Statement	11

Table of Contents	03. CORPORATE GOVERNANCE AND BOARD MATTERS
Director Nominees
The nomination and governance committee evaluates the Board’s composition at least annually to determine whether directors’ skills and experiences align with our long-term needs. The committee also takes into consideration the results of the
Board’s self-evaluation. Based on its review, the committee determines whether Board refreshment is needed. Then the committee searches for potential candidates, utilizing a variety of sources to help identify nominees who would be valuable assets to our Board. To meet the needs of our Board, the committee seeks to identify candidates possessing the desired qualities, skills and background.
On January 22, 2026, the Board appointed David L. Bunch a director. Mr. Bunch provides over 25 years of global experience in payments, retail, and transport mobility, with a proven track record of operating across highly regulated international markets, and was recommended by the Board Chair.
The Board has selected Mses. Bexiga and Moddelmog and Messrs. Bunch, Clarke, Farrelly, Gupta, Hagerty, Jones, Macchia,
Sloan, Stull and Throop as nominees for election to the Board for one-year terms, to be voted upon at the annual meeting by shareholders. If elected, each director nominee will hold office until the next annual meeting and until his or her successor is elected and qualified, or until their earlier resignation, removal or other termination of service.

Age: 64 Director Since: 2023	Annabelle Bexiga

Featured experience, qualifications and attributes: Prior Chief Information Officer positions at
AIG (NYSE: AIG), a multinational finance and insurance corporation, from 2015 to 2017; TIAA, a Fortune 100 financial services organization, from 2010 to 2015; Bain Capital; and JP Morgan
Chase
Other board experience (current): StoneX Group Inc. and Quantexa Ltd.
Provides: Substantial expertise in technology and cybersecurity

Age: 55 Director Since: 2026	David L. Bunch

Featured experience, qualifications and attributes: Global Executive Vice President of Shell
Mobility & Convenience (NYSE: SHEL), one of the world’s largest branded retail mobility and convenience businesses spanning 80 countries, since 2024; has directly managed global business operations, consistently creating value by optimizing expansive retail networks and high-volume consumer payment ecosystems; and an alumnus of the London Business School
(MBA) and the INSEAD International Directors Program
Other board experience (prior): Chair of Shell U.K. Ltd (NYSE: SHEL) from 2021 to 2024 and senior non-executive Director within the U.K. Government’s Department of Transport from 2023 to 2025
Provides: Over 25 years of global experience in payments, retail, and transport mobility, with a proven track record of operating across highly regulated international markets

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03. CORPORATE GOVERNANCE AND BOARD MATTERS	Table of Contents

Age: 70 Director Since: 2000 Board Chair	Ronald F. Clarke

Featured experience, qualifications and attributes: Company CEO since August 2000; prior
President & COO of AHL Services, Inc. a staffing firm; Chief Marketing Officer and Division
President of Automatic Data Processing, human resources and payroll services company;
Principal with Booz Allen Hamilton, a global management firm; Marketing Manager of General
Electric Company
Other board experience (prior): Dayforce, Inc. (formerly NYSE: DAY) from 2018 to 2026
Provides: Deep knowledge of our Company and industry through his service as our Chief
Executive Officer

Age: 82 Director Since: 2014	Joseph W. Farrelly

Featured experience, qualifications and attributes: Former Senior Vice President, Chief
Information Officer of Interpublic Group of Companies, Inc. (NYSE: IPG), a global provider of advertising and marketing services, from 2006 to 2015; prior Executive Vice President and Chief
Information Officer at Aventis, Vivendi Universal, Joseph E. Seagrams and Nabisco
Other board experience (prior): Helium, GridApps and Aperture Technologies, Inc., all of which were acquired by larger companies in their respective industries, and NetNumber Inc.
Provides: Substantial experience and knowledge regarding information technology and security;
experience in advertising and marketing

Age: 66 Director Since: 2023	Rahul Gupta

Featured experience, qualifications and attributes: Prior executive positions as CEO of
RevSpring, a healthcare billing and payments company from 2017 to 2019; as Group President for Fiserv (NASDAQ: FISV) from 2006 to 2017 and as President for eFunds (NYSE: EFD) from
2002 to 2006. In addition, Mr. Gupta has launched several startup companies in the payments and marketing spaces, built technology businesses for Fidelity Investments, and served numerous consulting clients for PricewaterhouseCoopers (PwC)
Other board experience (current): Mitek (NASDAQ: MITK), Avant Inc., SavvyMoney, Solutions
By Text, and Capital Good Fund
Other board experience (prior): Cardtronics plc (formerly NASDAQ: CATM) from 2020 to 2021;
Paylease, LLC from 2019 to 2021, and Ncontracts from 2018 to 2020
Provides: Over 39 years of experience in the financial services and payments industries and significant experience in fintech venture and private equity

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Table of Contents	03. CORPORATE GOVERNANCE AND BOARD MATTERS

Age: 63 Director Since: 2014	Thomas M. Hagerty

Featured experience, qualifications and attributes: Managing Director of Thomas H. Lee
Partners, L.P., a leading private equity firm, since 1994
Other board experience (current): Fidelity National Financial, Inc. (NYSE: FNF) and Dun &
Bradstreet Holdings, Inc. (NYSE: DNB)
Other board experience (prior): Dayforce, Inc. (formerly NYSE: DAY)
Provides: Managerial and strategic expertise developed by working with and enhancing value at large, growth-oriented companies; expertise in corporate finance; substantial public company board experience

Age: 54 Director Since: 2020	Archie L. Jones, Jr.

Featured experience, qualifications and attributes: Professor at Harvard Business School, the graduate business school of Harvard University, since 2020; prior executive positions at private equity, public and private companies including NOWaccount Network Corporation, IBM, Kenexa
(NYSE: KNXA) and Parthenon Capital; Certified Public Accountant and graduate of Morehouse
College and Harvard Business School
Other board experience (current): National Association of Corporate Directors - Atlanta chapter
Provides: Deep investment and mergers and acquisitions expertise in the financial institutions industry

Age: 74 Director Since: 2010	Richard Macchia

Featured experience, qualifications and attributes: Former Chief Financial Officer and Senior
Vice President of Administration for Internet Security Systems, Inc., an information security provider, from 1997 through 2006, when it was acquired by International Business Machines
Corporation; senior executive roles, including as principal financial officer and accounting officer, with several public companies, including with MicroBilt Corporation, a financial information services company, and First Financial Management Corporation, a company providing credit card authorization, processing and settlement services and other enterprise solutions; Partner in the audit and assurance practice of KPMG
Provides: Over 20 years of experience in the financial and information services industry and significant audit and accounting background

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03. CORPORATE GOVERNANCE AND BOARD MATTERS	Table of Contents

Age: 70 Director Since: 2017	Hala G. Moddelmog

Featured experience, qualifications and attributes: President & CEO of the Woodruff Arts Center since 2020, which enriches the lives of more than 800,000 patrons annually, including more than 170,000 students and teachers, making the Woodruff Arts Center the largest arts educator in the state of Georgia; prior President & CEO of the Metro Atlanta Chamber of Commerce; prior
President of Arby’s Restaurant Group, Inc., a division of Wendy’s/Arby’s Group, Inc. (NYSE:
WEN); prior President & CEO of Susan G. Komen for the Cure, the world’s largest breast cancer organization; CEO of Catalytic Ventures, LLC, a business that evaluated investment opportunities in foodservice, franchising and multi-unit retail; and prior President of Church’s
Chicken
Other board experience (current): Lamb Weston Holdings, Inc. (NYSE: LW), Woodruff Arts
Center, and Children’s Healthcare of Atlanta
Other board experience (prior): Amerigroup Corporation (NYSE: AGP) from 2009 to 2012; AMN
Healthcare Services, Inc. (NYSE: AHS) from 2008 to 2010 and a number of non-profit boards of directors
Provides: Over 20 years leading and enhancing value at high-growth companies including through M&A; expertise in marketing; experience as an executive of large public companies;
community ties and extensive board experience

Age: 58 Director Since: 2013	Jeffrey S. Sloan

Featured experience, qualifications and attributes: Former CEO of Global Payments Inc.
(NYSE: GPN), a leading international payments technology company, from 2013 through 2023;
prior executive positions with Goldman, Sachs & Co., including as partner and worldwide head of its financial technology group
Other board experience (current): NCR Voyix Corporation (NYSE: VYX); Guidewire Software,
Inc. (NYSE: GWRE); VeriFone, Inc.; and PaymentWorks
Provides: Over 30 years of experience in the financial services, financial technology and payments industries; extensive experience in public board directorships, private equity and venture capital investing; and financial acumen and experience as a public company executive for 13 years

Age: 67 Director Since: 2000 Lead Independent Director	Steven T. Stull

Featured experience, qualifications and attributes: CEO and Co-Founder of Advantage Capital
Partners, a private equity firm, overseeing investments in the technology, financial and information services industries, since 1992; prior Investment executive with a large insurance company; Chief Financial Officer of an information services company and other career experience in financial institutions
Provides: Deep experience in investments and the financial services industry

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Table of Contents	03. CORPORATE GOVERNANCE AND BOARD MATTERS

Age: 68 Director Since: 2023	Gerald Throop

Featured experience, qualifications and attributes: Former Head of Global Equities at the
National Bank of Canada; prior Head of Canadian Equities at Merrill Lynch; previously CFO for two Canadian public telecommunications companies; earned Canadian CPA while serving with a predecessor of KPMG
Other board experience (current): Nasdaq Canada
Other board experience (prior): Lead Independent Director for Dayforce, Inc. (formerly NYSE:
DAY) from 2018 to 2026
Provides: Over 30 years of experience in the financial and banking industry and significant audit and accounting background

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03. CORPORATE GOVERNANCE AND BOARD MATTERS	Table of Contents
Evaluation and Evolution of Our Board
As part of our focus on shareholder value, we regularly evaluate the performance of our Board and its committees and engage in self-evaluation process. We also evaluate the mix of experience, expertise and tenure of our individual directors. Our corporate governance guidelines reflect this approach. We believe our directors’ diverse backgrounds help us to make the most of opportunities and to effectively manage risk. We believe that our efforts have and will continue to result in a board and management focused on delivering exceptional value to our shareholders.
Board Meetings and Committees
The Board held seven meetings in 2025. Information regarding the number of meetings held by the Board's five standing committees in 2025 is set forth below. Each director attended 100% of Board and applicable committee meetings held during the year. The Board does not have a formal policy with respect to attendance at meetings, however, all of our directors are expected to attend each meeting.
Our independent directors meet regularly in executive session at each scheduled in-person Board meeting. These sessions are led by the Lead Independent Director who reports the results of the independent sessions to the CEO and, if appropriate, to other members of senior management.
Through 2025, our Board had five standing committees: an audit committee; a compensation committee; a nomination and governance committee (referred to as our governance committee); an executive and acquisitions committee; and an information technology and security committee. The table below provides current membership for each of the Board committees.
Each committee endeavors to meet quarterly, except the governance committee and the executive and acquisitions committee, which meet as needed. Our Board has adopted charters for the committees, which are available on our website at
https://investor.corpay.com.

	Audit	Compensation	Nomination & Governance	Executive & Acquisitions	Information Technology & Security

Annabelle Bexiga	—	M	—	—	C
David L. Bunch	—	—	—	—	M
Ronald F. Clarke	—	—	—	C	—
Joseph W. Farrelly	—	C	—	—	M
Rahul Gupta	M	—	M	—	—
Thomas M. Hagerty	—	M	—	M	—
Archie L. Jones, Jr.	M	—	M	M	—
Richard Macchia	C, F	—	—	—	M
Hala G. Moddelmog	—	M	C	—	—
Jeffrey S. Sloan	—	—	—	M	M
Steven T. Stull	—	M	M	—	—
Gerald Throop	M, F	—	—	—	—
C = Chair M = Member F = Financial Expert

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Table of Contents	03. CORPORATE GOVERNANCE AND BOARD MATTERS
Audit Committee
The audit committee is chaired by Mr. Macchia and also consists of Messrs. Gupta, Jones and Throop. The audit committee held seven meetings in 2025. The Board determined that each member of the audit committee is independent under the NYSE rules and Rule 10A-3 of the Exchange Act, and has determined that Mr. Macchia and Mr. Throop qualify as “audit committee financial experts” under SEC rules.
The audit committee’s primary responsibilities include:
•appointing and overseeing independence of and all other aspects of our relationship with our independent registered accountants
•reviewing and monitoring our accounting principles and policies, and our financial and accounting controls and compliance with regulatory requirements
•overseeing the financial reporting process and reviewing our interim and annual financial statements
•establishing procedures for the confidential, anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters
•approving all audit and permissible non-audit services to be performed by our independent accountants
•reviewing and approving related-party transactions.
Compensation Committee
The compensation committee is chaired by Mr. Farrelly and also consists of Mses. Bexiga and Moddelmog and Messrs.
Hagerty and Stull. The compensation committee held four meetings in 2025. The Board has determined that each compensation committee member is independent under the NYSE rules for compensation committee members.
The compensation committee’s primary responsibilities include:
•annually reviewing and approving the goals, objectives and specific levels of our executive compensation programs
•reviewing and approving employment, severance and change in control arrangements
•administering our executive incentive plans
•reviewing and approving policies related to executive compensation, including stock ownership guidelines, clawback policy and hedging/pledging policy
•selecting our independent compensation consultant.
The compensation committee may from time to time delegate all or a portion of its duties and responsibilities to a subcommittee of the compensation committee.
See “Compensation Discussion and Analysis” for a description of the processes and procedures of the compensation committee, the committee’s role, and the role of our executive officers and the compensation committee’s independent compensation consultant, in determining or recommending the amount or form of compensation for executive officers and directors.
Nomination and Governance Committee
The governance committee is chaired by Ms. Moddelmog and also consists of Messrs. Gupta, Jones and Stull. The governance committee held three meetings in 2025.
The governance committee’s primary responsibilities include:
•overseeing succession planning
•developing and recommending criteria for selecting new directors
•evaluating individuals and qualifications to become directors
•recommending nominees for committees of the Board
•assisting the Board with matters concerning corporate governance practices
•overseeing ESG initiatives and similar considerations.
The governance committee may from time to time delegate all or a portion of its duties and responsibilities to a subcommittee.

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03. CORPORATE GOVERNANCE AND BOARD MATTERS	Table of Contents
Executive and Acquisitions Committee
The executive and acquisitions committee is chaired by Mr. Clarke and also consists of Messrs. Hagerty, Jones and Sloan.
The executive and acquisitions committee held no meetings in 2025, as all acquisitions were discussed with the full Board.
The executive and acquisitions committee is responsible for addressing important Company matters, including capital expenditures, investments, acquisitions, dispositions and financing activities, that the Chair of the Board determines should be addressed before the next scheduled meeting of the Board.
Information Technology and Security Committee
The information technology and security committee is chaired by Ms. Bexiga and also consists of Messrs. Bunch, Farrelly,
Macchia and Sloan. The information technology and security committee held four meetings in 2025. The information technology and security committee is responsible for providing oversight and leadership for our information technology security and cybersecurity, planning processes, policies and objectives. In furtherance of this role, the primary purpose of the committee is to review, assess and make recommendations regarding the long-term strategy for global information security and the evolution of our technology in a competitive environment.
To accomplish this purpose, the information technology and security committee has five primary responsibilities:
•understanding the security controls and assessments conducted on our major payment platforms and comparing same to industry best practices
•evaluating strategies to protect our intellectual property
•assessing opportunities to update our processing platform strategies to ensure the long term effective and efficient use of our resources
•reviewing progress on significant IT security and cybersecurity projects and evaluating effectiveness of projects
•overseeing our disaster recovery and business continuity plans
Risk Oversight
Our Board, together with its committees, is responsible for overseeing our risk management. The Chair of each committee reports to the full Board the significant risks facing the Company, as identified by management, and the measures undertaken by management for controlling and mitigating those risks.
•The Audit Committee is responsible for reviewing and approving the annual internal audit plan, our major financial and compliance risk exposures, steps taken to monitor and control such exposures, risk management and risk assessment policies, significant findings and recommendations and management’s responses. In addition, our internal audit function routinely performs audits on various aspects of operational risks and reports the results quarterly.
•The Compensation Committee considers risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally.
•The Governance Committee is responsible for succession planning, governance structure and processes, ESG initiatives and considerations, legal and policy matters with potential significant reputational impact and shareholder concerns.
•The Information Technology and Security Committee focuses on risks associated with information technology and security, such as cybersecurity, security controls, technology initiatives and intellectual property protection. The information technology and security committee conducts reviews at least quarterly to oversee the efficacy of cybersecurity risk initiatives and related controls, policies, procedures, training, preparedness and governance structure. The Board and the information technology and security committee directed the formation of a cross-functional cybersecurity council at the
Company, and receive regular cybersecurity reports from the global Chief Information Officer (CIO), the corporate CIO and the Chief Information Security Officer, among others.
Our Board, with input from the various committees and senior management, regularly engages in discussing the most significant risks and how the risks are being managed. Our management team is responsible for identifying and working with the Board to manage business risk and design a risk framework, including setting boundaries and monitoring risk appetite. We believe that our leadership structure, as described above, supports the risk oversight function of the Board.

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Table of Contents	03. CORPORATE GOVERNANCE AND BOARD MATTERS
Board Leadership Structure
The Board does not have a policy on whether the role of CEO and Chair should be separate. The Board believes that it should have the flexibility to consider all relevant factors and select the most appropriate leadership structure for the Company’s circumstances, at any given time. Mr. Clarke currently serves as the Company's CEO and Chair. The Board believes our leadership structure, with Mr. Clarke serving in these roles, enhances the Board’s effectiveness in fulfilling its oversight responsibilities, including with respect to the Company’s risk exposures, due to his broad experience with and extensive knowledge of our operations.
At any time that the role of Chair is held by the CEO, or for any other reason the Chair is not an independent director, the non-
employee directors elect one of the non-employee directors to serve as Lead Independent Director. Mr. Stull currently serves as the Company's Lead Independent Director. The Lead Independent Director has the following powers and responsibilities:
•Preside at all meetings of the Board at which the Chair or any Vice Chair of the Board is not present;
•Preside over executive sessions of the non-employee directors;
•Serve as liaison between the non-employee directors and the Chair and the CEO;
•Call meetings of non-employee directors, with appropriate notice;
•Coordinate with the Chair and CEO on meeting schedules, agendas and information provided to the Board;
•Be available for consultation with significant stockholders if so requested; and
•Exercise and perform such other powers and duties as may be assigned to the Lead Independent Director by the Board from time to time.
The Board believes Mr. Stull has effectively leveraged his experience to provide leadership and help guide the Board’s independent oversight of the Company’s risk exposures through the Lead Independent Director role in collaborating with the
Chair and approving Board meeting agendas, chairing executive sessions of the non-employee directors, and facilitating communications between the non-employee directors and the Chair.
Director Independence
Our corporate governance guidelines provide that a majority of our directors will be independent. Our Board has adopted director independence guidelines to assist in determining each director’s independence. These guidelines are included in our corporate governance guidelines available on our website at https://investor.corpay.com. The guidelines exceed the independence requirements of the NYSE. Under the director independence guidelines and NYSE rules, the Board must annually review each director’s independence and affirmatively determine a director has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The Board has analyzed the independence of each director and determined that, except for our CEO, they each meet the standards of independence under our director independence standards, and applicable NYSE listing rules, including that each member is free of any relationship that would interfere with their individual exercise of independent judgment.
2025 Director Compensation
The non-employee members of our Board receive compensation for serving as directors. Our Board believes equity-based awards are appropriate forms of compensation for our directors because the value of the grants increases as the value of our stock price increases, aligning the interests of these directors with those of our shareholders.
Annual grants for director service for 2025 generally had a target value at grant of approximately $300,000. The amount of these grants was determined based on our Board’s general experience with market levels of director compensation. In addition, the Board approved a cash payment in the amount of $75,000 for each committee Chair serving in such capacity in
February 2025 and our Lead Independent Director (Mses. Bexiga and Moddelmog and Messrs. Farrelly, Macchia and Stull).
The decision to provide cash compensation is reviewed on an annual basis. All members of our Board are reimbursed for actual expenses incurred in connection with attendance at Board meetings. Mr. Clarke does not receive any compensation for service on our Board.
For 2025, each of our non-employee directors had the ability to elect to receive a grant of restricted stock or stock options for his or her annual equity compensation award. Messrs. Hagerty and Stull opted for an equity compensation award in the form of stock options, and each of the remaining non-employee directors opted for an equity compensation award in the form of restricted stock.

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03. CORPORATE GOVERNANCE AND BOARD MATTERS	Table of Contents
Our corporate governance guidelines set forth an expectation that all non-employee directors will hold at least a specified dollar value of common shares or equity interests within five years of becoming a director. In 2019, our Board increased the stock ownership guideline from $150,000 to $1,250,000. Based on the closing stock price on December 31, 2025, seven of our current non-employee directors are in compliance with this guideline and we expect that our four newest non-employee directors will meet the guideline within five years of their election as directors, or as soon as practical, as required by our corporate governance guidelines.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Total ($)

Annabelle Bexiga	75,000	300,339	—	375,339
Joseph W. Farrelly	75,000	300,339	—	375,339
Rahul Gupta	—	300,339	—	300,339
Thomas M. Hagerty	—	—	300,022	300,022
Archie L. Jones, Jr.	—	300,339	—	300,339
Richard Macchia	75,000	300,339	—	375,339
Hala G. Moddelmog	75,000	300,339	—	375,339
Jeffrey S. Sloan	—	300,339	—	300,339
Steven T. Stull	75,000	—	300,022	375,022
Gerald C. Throop	—	300,339	—	300,339
(1)Consisted of shares of restricted stock, which vested on February 14, 2026. The value for stock awards in this column represents the grant date fair value, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. On December 31, 2025, each of the non-employee directors (other than Messrs. Hagerty and Stull) had 796 shares of restricted stock outstanding.
(2)Consisted of a grant of non-qualified stock options, which vested on February 14, 2026. The value for stock options in this column represents the grant date fair value, computed in accordance with FASB ASC Topic 718. On December 31, 2025, Messrs. Hagerty and Stull each had 6,828 stock options outstanding.
Director Qualifications
The qualifications for directors are described in our corporate governance guidelines, which is available on our website.
The Board does not currently apply any minimum qualifications or require that a director have specified qualities or skills in order to be considered for a position as a director. The Board recognizes the value of diverse backgrounds and skills among its members and the impact it can have on the performance of the Board.
Our corporate governance guidelines provide that no director should serve on more than four other public company boards, unless the governance committee determines otherwise.
Directors are expected to advise the Chair of the Board and the governance committee Chair in advance of accepting an invitation to serve on another public company board.
The Board has not limited the number of years for which a person may serve as a director or required a mandatory retirement age, because such limits could deprive us of the valuable contributions made by a director who develops, over time, significant insights into us and our operations.
The renomination of existing directors is not viewed as automatic, but is based on continuing qualification under the criteria stated above. In addition, the committee considers the existing directors’ performance on the Board and any committee.
Director Nomination Process
Selection of Director Nominees: Our governance committee is responsible for evaluating candidates for election or appointment to our Board based on the criteria discussed above. The governance committee considers candidates identified by it, other directors, executive officers and shareholders, and, if desired, a third-party search firm. The committee selects nominees to recommend to the Board, which considers and makes the final selection of director nominees and directors to serve on its committees.

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Table of Contents	03. CORPORATE GOVERNANCE AND BOARD MATTERS
Shareholder Recommendations of Nominees: The governance committee of the Board considers recommendations for candidates for nomination to the Board by shareholders. The governance committee will consider and evaluate candidates recommended by shareholders in the same manner as candidates recommended from other sources. If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election, then that nominee will be named in the Proxy Statement for the next annual meeting.
Shareholder recommendations must be addressed to:
Corpay, Inc.
Attention: Corporate Secretary
DIRECTOR CANDIDATE RECOMMENDATION
3280 Peachtree Road, Suite 2400
Atlanta, Georgia 30305
Proxy Access Nominations: To be timely for consideration at our 2027 annual meeting, a shareholder’s proxy access notice to a Corporate Secretary regarding a proxy access director nomination must be received no earlier than January 7, 2027 and no later than February 6, 2027. However, in the event that the 2027 annual meeting is called for a date that is not within thirty days of May 7, 2027, notice by the shareholder must be received by the later of (i) the 90th day before such annual meeting or
(ii) the tenth day following Corpay’s first public announcement of the date of such meeting.
Shareholder proxy access nominations must be addressed to:
Corpay, Inc.
Attention: Corporate Secretary
PROXY ACCESS DIRECTOR NOMINEE
3280 Peachtree Road, Suite 2400
Atlanta, Georgia 30305
Contacting the Board: Shareholders and other interested parties can contact the Board as a group or the non-management directors as a group as follows:
For the Board as a whole: CorpayBoard@corpay.com
For the non-management directors: CorpayNonManagementDirectors@corpay.com
The Corporate Secretary reviews all written and emailed correspondence received from shareholders and other interested parties and forwards such correspondence periodically to the directors if and as appropriate. Shareholders can submit communications anonymously or by identifying themselves.
Governance Policies
Complete copies of our corporate governance guidelines, committee charters and code of conduct are available on the
Governance section of our website, at https:// investor.corpay.com. In accordance with NYSE rules, we may also make disclosure of the following on our website:
•the method for interested parties to communicate directly with the presiding director or with the independent directors as a group
•the identity of any member of our audit committee who also serves on the audit committees of more than three public companies and a determination by our Board that such simultaneous service will not impair the ability of such member to effectively serve on our audit committee
•contributions by us to a tax exempt organization in which any independent director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year exceeded the greater of $1 million or 2% of such tax exempt organization’s consolidated gross revenues.
We will provide copies of any of the foregoing information without charge upon written request to:
Corpay, Inc.
Attention: Corporate Secretary
3280 Peachtree Road, Suite 2400
Atlanta, Georgia 30305

22	2026 Notice of Annual Meeting & Proxy Statement
04. Information Regarding Beneficial Ownership
of Principal Shareholders, Directors, and
Management
The table below sets forth the common shares beneficially owned by our directors, our Chief Executive Officer, our Chief
Financial Officer and our next three most highly compensated executive officers, whom we refer to as our “named executive officers” or NEOs, and all persons known to us to own more than 5% of our outstanding common shares, as of February 17,
2026. Percentages are based on 68,050,296 shares outstanding as of February 17, 2026.

Name and Address(1)	Common Shares Beneficially Owned(2) (#)	Right to Acquire(3) (#)	Total(4) (#)	Percent of Outstanding Shares (%)

Orbis Investments(5) Orbis House, 25 Front Street, Hamilton, Bermuda HM11	4,987,968	—	4,987,968	7.33
Blackrock, Inc.(6) 55 East 52nd Street New York, NY 10055	4,972,482	—	4,972,482	7.31
JPMORGAN CHASE & CO.(7) 383 Madison Avenue New York, NY 10179	4,255,951	—	4,255,951	6.25

Directors and NEOs:

Ronald F. Clarke(8)	2,344,870	850,000	3,194,870	4.64
Peter Walker(9)	934	—	934	*
Alissa B. Vickery(10)	907	6,152	7,059	*
Armando L. Netto(11)	28,137	97,624	125,761	*
Alan King(12)	21,620	116,197	137,817	*
Annabelle Bexiga	3,440	—	3,440	*
David L. Bunch	—	—	—	*
Joseph W. Farrelly	11,326	—	11,326	*
Rahul Gupta	2,713	—	2,713	*
Thomas M. Hagerty(13)	9,222	6,828	16,050	*
Archie L. Jones, Jr.	3,944	—	3,944	*
Richard Macchia	12,795	—	12,795	*
Hala G. Moddelmog	7,614	—	7,614	*
Jeffrey S. Sloan	12,474	—	12,474	*

2026 Notice of Annual Meeting & Proxy Statement	23

Table of Contents	04. INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS, AND MANAGEMENT

Directors and NEOs:

Steven T. Stull(14)	35,488	16,277	51,765	*
Gerald Throop	1,549	—	1,549	*
Directors and executive officers as a group (16 Persons)	2,497,033	1,093,078	3,590,111	5.19
Tom Panther(15)	8,946	—	8,946	*

* Less than 1% of common shares outstanding
(1)The business address for each individual listed is 3280 Peachtree Road, Suite 2400, Atlanta, GA 30305.
(2)Unless otherwise noted, includes shares for which the named person has sole voting and investment power or has shared voting and investment power. This column excludes shares that may be acquired through stock option exercises.
(3)This column includes shares vesting or that can be acquired through stock option exercises through April 18, 2026.
(4)This column includes common shares, restricted shares, and shares vesting or that can be acquired through stock option exercises through April 18, 2026.
(5)This information was reported on a Schedule 13G filed by Orbis Investment Management Limited with the SEC on February 17, 2026, of which they have sole dispositive rights for 4,987,968 shares.
(6)This information was reported on a Schedule 13G filed by Blackrock, Inc. with the SEC on November 8, 2024, of which they have sole dispositive rights for
4,972,482 shares.
(7)This information was reported on a Schedule 13G filed by JP Morgan Chase & Co. with the SEC on February 11, 2025, of which they have sole dispositive rights for 4,246,851 shares and shared dispositive rights for 6,437 shares.
(8)Includes 2,344,870 common shares and vested options to purchase 850,000 shares.
(9)Does not include 3,990 restricted units subject to vesting requirements, as to which the individual does not have voting rights or dispositive power.
(10)Does not include 1,106 restricted units subject to vesting requirements, as to which the individual does not have voting rights or dispositive power.
(11)Includes 28,137 common shares, vested options to purchase 95,916 shares, and 1,708 restricted units vesting within 60 days. Does not include 4,003 restricted units subject to vesting requirements, as to which the individual does not have voting rights or dispositive power.
(12)Does not include 1,698 restricted units subject to vesting requirements, as to which the individual does not have voting rights or dispositive power.
(13)Includes 9,222 common shares and vested options to purchase 6,828 shares.
(14)Represents 6,247 common shares held by Advantage Capital Financial Company, LLC (“Advantage Capital”) and related entities, 29,241 common shares held by Mr. Stull and vested options to purchase 16,277 shares. Mr. Stull has shared voting power with respect to the shares held by Advantage Capital and as a result may be deemed to beneficially own such shares. Mr. Stull disclaims ownership of the shares held by the Advantage Capital entities except to the extent of his pecuniary interest in them. Advantage Capital is a private equity firm.
(15)Because Mr. Panther resigned from the Company effective March 15, 2025, he is no longer required to report to the Company ownership of Company equity that he owns. Accordingly, the amount in the table reflects Mr. Panther’s ownership of Company equity based on information reasonably available to the
Company.

24	2026 Notice of Annual Meeting & Proxy Statement
05. Compensation Discussion and Analysis
Our compensation policies and programs, the material compensation decisions we have made under those policies and programs, and the material factors that we have considered in making those decisions are described in this section. Following this section is a series of tables containing specific information about the compensation earned, awarded or paid in 2025 by or to the individuals we refer to as our NEOs for purposes of this Proxy Statement, who are our Chief Executive Officer (CEO),
each individual who served as our Chief Financial Officer during 2025, and certain other highly paid executive officers, in accordance with SEC rules. The discussion below is intended to explain the detailed information provided in the executive compensation tables and to put that information into context within our overall compensation program.
Our NEOs for 2025 were:

Name	Position

Ronald F. Clarke	Chief Executive Officer and Chair of the Board of Directors
Peter Walker	Chief Financial Officer
Tom Panther	Former Chief Financial Officer
Alissa B. Vickery	Chief Accounting Officer and Former Interim Chief Financial Officer
Armando L. Netto	Group President, Brazil Vehicle Payments and Strategic Transformation
Alan King	Group President, International Vehicle Payments
Leadership Transitions in 2025
Mr. Panther resigned as Chief Financial Officer effective March 15, 2025. In connection with Mr. Panther’s departure, Ms.
Vickery, our Chief Accounting Officer, was appointed to serve as our interim Chief Financial Officer effective immediately upon
Mr. Panther’s departure. Ms. Vickery previously served as our interim Chief Financial Officer from October 3, 2022 through
May 2, 2023. We determined Ms. Vickery’s compensation for 2025 with the expectation that we would hire a permanent Chief
Financial Officer. Therefore, certain elements of her 2025 compensation differ in design and magnitude from the compensation of our other NEOs.
On June 10, 2025, we announced the appointment of Peter Walker as our Chief Financial Officer, and he commenced service in such role effective July 15, 2025. Upon Mr. Walker’s appointment to the role, Ms. Vickery ceased serving as our interim
Chief Financial Officer, but continued to serve as our Chief Accounting Officer. In connection with his appointment, the compensation committee determined that Mr. Walker’s compensation package would include an annual base salary of
$600,000. In addition, Mr. Walker received certain equity compensation awards upon his hire, which awards are described below.
2025 Performance
Corpay is a leading global payments company that helps businesses spend less by enabling them to better manage their expense-related purchasing and vendor payments processes. Corpay’s smarter payment and spend management solutions are delivered in a variety of ways depending on the needs of the customer, from physical payment cards to software that includes customizable controls and robust payment capabilities. Our solutions “keep business moving” and result in our customers better controlling purchases, mitigating fraud, and ultimately spending less.
Our unique positioning and focus on performance drove our results in 2025. We realized impressive performance:
•Record high revenue of $4.5 billion, up 14%, and Adjusted EPS of $21.38, up 12%*
•Organic revenue growth for 2025 was up 10%*
•2025 sales was up 29%*
•$4.3 billion of capital transacted for acquisitions, investments and stock buybacks
*as compared to prior year

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Table of Contents	05. COMPENSATION DISCUSSION AND ANALYSIS
We continued to improve our positioning in 2025, extending both the product set and customer segments in our two primary businesses, Corporate Payments and Vehicle Payments, representing more than 80% of our revenue. These efforts increase our business, products and services against a more than $100 trillion global total addressable market, which positions us to continue our historically consistent organic and inorganic growth. Additional highlights from 2025 include:
•In Corporate Payments, we closed three meaningful transactions including the 2nd largest acquisition in the Company’s history. These transactions expand our target customer segments meaningfully, with access now to financial institutions and private capital markets within our cross-border business
•In Vehicle Payments, we purchased another digital mobility solution company for paying vehicle-related taxes and compliance fees in Brazil
We are focused on the future, as we continue to capture and drive scale in our Corporate Payments business, while looking for both organic and inorganic opportunities to supplement our current growth.
Our compensation programs reflect and reward our NEOs for individual and corporate wide performance and are structured to be aligned with shareholder value creation.
Responsiveness to 2025 Say-On-Pay Vote
Our say-on-pay proposal at our 2025 annual meeting received approximately 54% approval. Although the compensation committee viewed this approval by the majority of our shareholders as demonstrating support for our executive compensation program, we continued our shareholder outreach efforts in 2025, including inviting discussion with representatives of our executive team and the Board, including our compensation committee Chair.
Shareholder Outreach Process
Our Board and management have taken a long-term view toward shareholder engagement and recognize that solicitation and consideration of shareholder feedback is critical to being a high-performing company and creating shareholder value. As a result, we regularly engage with our shareholders throughout the year in multiple forms—calls, in-person meetings and shareholder conferences—to encourage ongoing, meaningful dialogue. Feedback received was shared regularly with the
Board, including the compensation committee, for review and discussion in anticipation of establishing 2026 compensation.
Based on our outreach efforts and our review of the recommendations of proxy advisory firms, the table below summarizes what we heard and how we responded in 2025 and 2026.

What we heard	What we have done in response

Interest in the direction of NEO compensation, including metrics used for NEO incentive-based compensation
Annual Bonus Equity Incentive Performance Metrics: The entire portion of all participating
NEOs’ (including the CEO) targeted Annual Bonus Equity Incentive opportunities for 2025 was contingent upon the achievement of pre-established financial and operating metrics. This incentive is fully denominated and settled in shares of stock and is in lieu of a traditional cash bonus opportunity.
Performance Linkages: The 2025 equity incentives to all of our NEOs were comprised at least 50% of performance-based incentives, except for Mr. Netto due to his tax equalization award discussed below.
These performance-based incentives were 100% contingent on the achievement of pre-established earnings per share, revenue and/or operating metrics.

The majority of NEO compensation should be performance-based	For 2026, we ensured more than 50% of all NEO equity incentives in the aggregate is performance- based.

Long-term compensation should have longer measurement periods	Our long-term equity compensation has a vesting schedule that is more than one year. A portion of long- term equity compensation has a performance measurement period of three years.

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05. COMPENSATION DISCUSSION AND ANALYSIS	Table of Contents

What we heard	What we have done in response

Compensation structures should align with value creation
In 2025, incentives were granted 100% in the form of equity-based awards that are settled in the form of shares. We did not offer a traditional cash bonus opportunity to our NEOs and instead provided a short-
term incentive opportunity in the form of an equity-based award (referred to as the Annual Bonus Equity
Incentive). A portion of our NEOs’ targeted equity incentive opportunities are tied to the achievement of pre-established financial metrics that directly contribute to long-term shareholder value creation. We are committed to aligning the compensation of our NEOs with shareholder value creation.

CEO compensation structure should help ensure long-term retention	In 2024, we provided the CEO with long-term equity awards, a portion of which has a performance measurement period of three years.

Compensation for NEOs should have a total shareholder return component
We continue to believe the performance metrics we have chosen for our equity incentives are directly aligned with the creation of shareholder value, and are therefore the most appropriate metrics in the near-term. We have considered the use of relative total shareholder return ("TSR"), but have found that there are too few companies in our direct operating space that present the opportunity for reliable and statistically relevant comparisons of TSR over a three-year period. We intend to continue to review the possibility of adding relative TSR as a metric in coming years, and are receptive to doing so in the event that reliable comparisons are available. At target, and on average, approximately 90% of NEO compensation is settled in shares of stock, implicitly incorporating a TSR component.

Disclosure should provide context for why the Company selects particular performance metrics for incentive- based compensation
As noted throughout this Proxy Statement, a portion of our NEOs’ equity incentives are tied to the achievement of the financial and operating metrics that best align with shareholder value creation and we have enhanced disclosure of the metrics.

2021-2025 CEO Equity Compensation
During the five-year period of 2021-2025, our CEO, Mr. Clarke has been granted long-term equity compensation awards twice, which provided Mr. Clarke's entire long-term incentive opportunity covering the grant years of 2021 through 2025. We believe that the aggregate grant date fair value has offered a competitive overall long-term award opportunity for these five years, generally commensurate with peer practices. Grants in those years consisted of:
•In 2021, 850,000 performance-based stock options with stock price hurdles of $350 and $400, with a grant date fair value of $55,556,000; and
•In 2024, (i) 21,661 performance-based shares with a grant date fair value of $5,900,023, (ii) 6,609 performance-based shares with a grant date fair value of $1,800,159, (iii) 10,831 performance-based shares with a grant date fair value of
$2,950,147, and (iv) 21,661 time-based shares with a grant date fair value of $5,900,023.
Mr. Clarke received no long-term equity grants in 2022, 2023 or 2025. Meanwhile, the profit performance of the Company since 2021 has increased from Adjusted EPS of $13.21 to Adjusted EPS of $21.38 for 2025.
The aggregate grant date fair value of awards over this five-year period was $72,106,352. This results in a $14,421,270 grant date fair value on an annualized basis, which we view as reasonably consistent with that of a peer CEO.

2026 Notice of Annual Meeting & Proxy Statement	27

Table of Contents	05. COMPENSATION DISCUSSION AND ANALYSIS
Forward-Leaning Compensation Practices
Corpay has embraced best practices in our compensation programs, which strongly support our pay-for-performance philosophy and culture:
•NEO compensation aligned with Company and, as applicable, division performance
•Total target pay levels generally at or below peer median
•Significant portion of NEO compensation generally delivered in the form of equity-based awards
•Different performance metrics for different compensation components
•Incentive payouts tied closely to achieving published guidance
•Significant stock ownership requirements
•No repricing or cashing out of underwater stock options or stock appreciation rights
•No hedging or pledging of common shares
•No excise tax gross-ups
•Maintain a compensation clawback policy that exceeds the Dodd-Frank Act requirements by extending to executive misconduct
•Below-market severance policies
•Shareholder engagement includes governance committee Chair, compensation committee Chair, additional Board members and management
•Utilize an independent compensation consultant
We structure our executive compensation program to incorporate, on an ongoing basis, sound practices that are favored by shareholders, while avoiding practices that we do not believe are in shareholders’ best interests. The table below highlights the compensation practices we embrace and those that we do not follow:

Things We Do		Things We Do Not Do

✓	NEO incentive pay is tied to multiple financial performance conditions, and equity-based incentives are denominated in common shares	X	Directors and executives are prohibited from hedging or pledging common shares

✓	Significant portion of target total compensation is delivered in the form of equity awards, which is directly aligned with shareholder value creation	X	No repricing or cashing out of underwater stock options or stock appreciation rights

✓	Significant portion of NEO pay is tied to performance objectives that align with our business strategy	X	No excise tax gross-ups

✓	Compensation committee reserves discretion to reduce Annual Bonus Equity Incentive payouts in light of overall Company performance	X	No current payment of dividends on unvested equity awards

✓	Annual equity run rate and overhang are consistent with typical practices among similarly situated companies

✓	NEO incentives are tied to Company-wide initiatives and/or division objectives within such NEO’s control

✓	Severance benefit levels for executives are below general market practices

✓	Maintain a compensation clawback policy that exceeds the Dodd-Frank Act requirements by extending to executive misconduct

✓	We monitor and build risk-mitigation features into our compensation programs

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05. COMPENSATION DISCUSSION AND ANALYSIS	Table of Contents
Components of Compensation and Target Direct
Compensation Mix
The table below sets forth the key elements of our 2025 NEO compensation programs:

What We Pay	Why We Pay It	Key Features

Base Salary	Attract and retain high-performing executives by providing a secure and appropriate level of base pay	•Established after consideration of peer practices and internal equity; reviewed annually and subject to adjustment

Equity-Based Awards	Motivate performance and align a significant portion of NEO compensation with our ongoing success and with shareholder returns
•Continued utilization of an equity-based annual
bonus award, in lieu of a traditional cash bonus
•NEO equity awards generally granted in
performance-based shares, time-based shares and
stock options
•Performance-based equity awards generally only
have value to our NEOs to the extent the pre-
established corporate and/or business unit goals
established by the compensation committee are
achieved
•Stock options only have value to our NEOs if our
stock price increases

Employee Benefits and Perquisites	Attract and retain executive talent	•Customary retirement and health and welfare benefits to all of our salaried employees, including our NEOs •No nonqualified deferred compensation plans or defined benefit pension plans

Our mix of compensation elements is designed to reinforce business and strategic objectives, recognize and reward performance, motivate long-term value creation, and align our NEOs’ interests with those of our shareholders. We generally achieve this through a combination of cash and equity awards. In 2024, we increased the compensation allocation of our
NEOs to be more heavily weighted to equity by fully eliminating a traditional cash bonus opportunity and replacing it with a short-term equity award that is generally intended to achieve the same objectives, but also helps align executives’ interests with long-term shareholder value creation. We continued this practice in 2025.
The Company is responsible for allocating capital in a manner that is in the best interest of its shareholders in line with the stated objective of growing Adjusted EPS more than 15% per year over the mid-term. Some portion of this growth is contingent on effective capital allocation in the form of acquisitions and/or share buybacks as a use of our free cash flow.
As part of our existing stock repurchase program, the Company has regularly repurchased shares that it viewed as undervalued, and thus would provide a better return to shareholders compared with other alternatives at the time. Also, repurchases are used to offset the dilutive effect of the issuance of shares to executives under equity compensation plans, including the exercise price of options, and the use of shares in acquisitions.
The Company aligns its executive compensation arrangements with its overall capital allocation strategy that helps maximize shareholders’ interests, and share repurchases are accordingly not excluded from our performance metrics.
The compensation committee is keenly aware of the Company’s stock repurchase approach under outstanding authorizations, and historical stock repurchases when setting performance metrics for executive compensation awards. Because we intend to use free cash for either repurchases or acquisitions, the Board does not exclude repurchases from the final determination of performance achievement.

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Table of Contents	05. COMPENSATION DISCUSSION AND ANALYSIS
Target Mix of Compensation
The compensation committee strives to achieve an appropriate mix between fixed versus variable pay and cash versus equity-
based compensation awards in order to meet our compensation objectives. Our compensation committee does not have a rigid policy for allocating compensation between short- and long-term compensation. We believe the most important indicator of whether our compensation objectives are being met is our ability to motivate our NEOs to deliver superior shareholder return and retain them to continue their careers with us on a cost-effective basis. For NEOs other than the CEO, our compensation committee generally references total target compensation that is generally below the peer median for our NEOs other than the CEO. For our CEO, the compensation committee references cash-based components below the peer median, and annualized equity-based components above the peer median, resulting in total annualized compensation that is generally at or above the peer median. Although the compensation committee includes this market data and its general understanding of current compensation practices in the market in the overall mix of factors it considers in assessing NEO compensation, it does not target a mathematically precise market position for total compensation or any individual element of compensation.
The ultimate compensation levels reflect the application of these policies to the varying responsibilities of the NEOs. In a typical year, it is expected that the greater the responsibility of the executive and the greater the potential impact of the executive on the Company’s financial performance, the higher the proportion of compensation that can be earned by the executive in the form of performance-based compensation.
Our CEO has the greatest responsibility in managing and driving the performance of our Company. He joined our Company in
2000, and has managed our significant growth through a combination of organic initiatives, product and service innovation and acquisitions of businesses and commercial account portfolios, and has overseen the growth of our revenue from $33 million in
2000 to approximately $4.5 billion in 2025.
The charts below illustrate the 2025 total target direct compensation mix for our CEO and our remaining NEOs other than the
CEO (on average), consisting of base salary and target equity incentives. We did not offer a traditional cash bonus opportunity in our NEO compensation for 2025.

CEO
Salary
41%
Short-term equity incentives[1]
59%

Other NEOs
Salary
8%
Short-term equity incentives(1)
19%
Long-term equity incentives(2)
73%

(1)Fully vested one year or less after grant, subject to performance achievement, as applicable.
(2)Fully vested more than one year after grant, subject to performance achievement, as applicable.

30	2026 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS	Table of Contents
Key Elements of 2025 Named Executive Officer Compensation
Base Salary
Base salaries are reviewed annually, taking into account the responsibilities, performance, experience, current salary, and retention incentives, of each NEO, while also considering internal equity and the compensation committee’s evaluation of the competitive market. No particular weight is assigned to these factors. The table below illustrates the 2025 base salaries for our
NEOs:

Name	2024 Base Salary Rate ($)	2025 Base Salary Rate ($)	Increase (%)

Ronald F. Clarke(1)	1,200,000	1,400,000	17
Peter Walker(2)	—	600,000	—
Tom Panther	525,000	525,000	—
Alissa B. Vickery	300,000	300,000	—
Armando L. Netto	550,000	550,000	—
Alan King	450,000	450,000	—
(1)Mr. Clarke had not received a base salary increase since 2022.
(2)As discussed above, Mr. Walker was appointed Chief Financial Officer effective July 15, 2025. Mr. Walker’s initial base salary was approved by the compensation committee in connection with the appointment.
Equity Incentives
We believe that performance-based equity awards are effective tools for meeting our compensation goals because the conditions to vesting motivate the achievement of performance goals and the value of the grants will increase as the value of our stock price increases. We believe that performance-based and time-based equity awards satisfy both the objective of aligning executives' pay outcomes with Company performance, and of aligning executives with long-term shareholder value creation. We believe that stock options are also an effective tool for meeting our compensation goals because NEOs are rewarded only if our stock price increases relative to the stock option’s exercise price. To determine the size of each NEO’s equity awards, we consider the external market, individual performance history and relative job responsibilities.
Our CEO makes equity award grant recommendations for each executive officer, including our NEOs (other than himself).
Grant recommendations are presented to the compensation committee for its review and approval.
NEO 2025 Equity Awards
We granted the equity awards outlined in the table below, based on a targeted grant date fair value, to our participating NEOs in 2025:

Name	Performance- Based Equity (Target $ Value)	Time- Based Equity (Target $ Value)	Stock Options (Target $ Value)	Total (Target $ Value)

Ronald F. Clarke	2,000,000	—	—	2,000,000
Peter Walker(1)	733,333	1,675,000	5,075,360	7,483,693
Alissa B. Vickery	340,000	200,000	—	540,000
Armando L. Netto	2,150,000	1,193,205	1,200,000	4,543,205
Alan King	1,650,000	400,000	6,400,000	8,450,000
(1)A portion of Mr. Walker’s equity awards outlined in the table represent prorated amounts based on a start date of July 15, 2025, whereas other awards represent certain one-time awards granted in connection with his appointment. Mr. Walker’s regular equity awards beginning in 2026 will be comprised of performance-based equity with a $2,000,000 target value, time-based equity with a $600,000 target value and stock options with a $1,200,000 target value.

2026 Notice of Annual Meeting & Proxy Statement	31

Table of Contents	05. COMPENSATION DISCUSSION AND ANALYSIS
Performance-Based Equity
We grant performance-based equity to our NEOs that are earned based on performance achievement over either one-year or three-year periods. The timing mix ensures the optimal combination of shorter and longer term performance objectives, while also mitigating the possibility of retention issues if goals become outdated and unachievable soon after they are established due to macroeconomic or other factors. In 2025, we granted Company Annual Equity Incentives, Annual Bonus Equity
Incentives and Long-Term Equity Incentives.
Company Annual Equity Incentive
A key performance metric for purposes of our NEOs’ 2025 performance-based compensation was Adjusted EPS, as defined in
Appendix A, further adjusted to exclude the impact of (a) the macro-environment (including foreign exchange rates, tax rates, fuel prices, fuel price spreads and interest rate fluctuations), and (b) acquisitions and divestitures. We refer to Adjusted EPS, as so adjusted, as “Adjusted EPS-COMP.”
In 2025, the compensation committee granted Company Annual Equity Incentives tied to Adjusted EPS-COMP achievement.
The NEOs, other than Ms. Vickery, vest in any earned shares on the one-year anniversary of the grant date. Ms. Vickery’s award, to the extent earned, is subject to service-based vesting over a two-year period.
The compensation committee approved the target Adjusted EPS-COMP goal of $21.07, an 8% increase from the actual achievement for 2024, with the linear performance payout scale outlined in the table below:

Target Adjusted EPS-COMP ($)	Target Achievement Scale (%)	Target Payout Scale (%)

20.54	97.5	30
20.86	99.0	60
21.07	100.0	100
21.18	100.5	105
21.28	101.0	110
21.39	101.5	125
The table below summarizes the targeted value and target number of shares of the Company Annual Equity Incentive granted to each participating NEO in 2025:

Name	Target Value of Company Annual Equity Incentive ($)	Target Number of Shares(1) (#)

Ronald F. Clarke	—	—
Peter Walker	183,333	574
Alissa B. Vickery	250,000	813
Armando L. Netto	400,000	1,061
Alan King	400,000	1,061
(1)For Mr. Walker, the target number of shares was calculated by dividing the targeted dollar value by the closing share price as of the grant date on July 15,
2025 ($319.61), rounding up to the next whole share. For Ms. Vickery, the target number of shares was calculated by dividing the targeted dollar value by the closing share price as of the grant date on April 22, 2025 ($307.77), rounding up to the next whole share. For Messrs. Netto and King, the target number of shares was calculated by dividing the targeted dollar value by the closing share price as of the grant date on February 14, 2025 ($377.31), rounding up to the next whole share.
For information concerning Company Annual Equity Incentive performance for 2025 and the resulting payout levels, see
“Compensation Discussion and Analysis—Key Elements of 2025 Named Executive Officer Compensation—2025
Performance-Based Equity Goals and Payout Results” below.

32	2026 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS	Table of Contents
Annual Bonus Equity Incentive
The primary objectives of our Annual Bonus Equity Incentive program are to provide an incentive for superior work, to motivate our NEOs toward higher achievement and business results, to promote retention and to align the goals of our NEOs with the
Company’s performance. We use Company-wide, individual and business unit performance goals. Individual or business unit performance goals are tied to the particular area of expertise and responsibilities of the NEO and their performance in attaining those objectives.
In 2025, the compensation committee determined the target Annual Bonus Equity Incentive payout levels for the participating
NEOs based on a combination of factors, including market practices, each NEO’s role and responsibilities, experience and skills, expected contribution to the Company and potential impact of the NEO’s performance on revenue and net income growth. In light of a desire to further align executives with the creation of shareholder value, the compensation committee again determined that 100% of the Annual Bonus Equity Incentive target value for each participating NEO would be delivered in the form of equity that for Messrs. Clarke, Netto and King vested on February 14, 2026, and for Ms. Vickery vests on April
22, 2026, in each case, subject to achievement of the applicable performance goals. This short-term equity incentive was provided in lieu of any traditional cash bonus opportunity for 2025.
The compensation committee and the CEO worked together to establish meaningful performance goals for the CEO’s Annual
Bonus Equity Incentive award at the beginning of the performance period. These goals are intended to align CEO rewards with
Company performance. In the event of achievement of maximum results under the applicable performance goals, the CEO’s
Annual Bonus Equity Incentive has a maximum potential value equal to 200% of target.
The table below outlines the performance metrics used for the CEO’s Annual Bonus Equity Incentive, which metrics were selected to drive a focus on corporate objectives that are expected to produce an increase in shareholder value:

CEO Pay Element	Performance Metric	Rationale and Key Features

Annual Bonus Equity Incentive	GAAP Revenue, as Adjusted (34% weight)	Revenue growth is critically important to our success given the operating leverage in our business
	Adjusted EPS-COMP (33% weight)	Earnings per share performance aligns with shareholder interests
	M&A and Other Transactions (33% weight)	We expect M&A and other transactions to continue to contribute to growth
The table below summarizes the targeted value and target number of shares of the Annual Bonus Equity Incentive granted to each participating NEO in 2025:

Name	Target Value of Annual Bonus Equity Incentive ($)	Target Number of Shares(1) (#)

Ronald F. Clarke	2,000,000	5,301
Peter Walker(2)	—	—
Alissa B. Vickery	90,000	293
Armando L. Netto	550,000	1,458
Alan King	450,000	1,193
(1)For Messrs. Clarke, Netto and King, the target number of shares was calculated by dividing the targeted dollar value by the closing share price as of the grant date on February 14, 2025 ($377.31), rounding up to the next whole share. For Ms. Vickery, the target number of shares was calculated by dividing the targeted dollar value by the closing share price as of the grant date on April 22, 2025 ($307.77), rounding up to the next whole share.
(2)In lieu of an Annual Bonus Equity Incentive, Mr. Walker received an additional Time-Based Equity award in connection with his hire, as described below.

2026 Notice of Annual Meeting & Proxy Statement	33

Table of Contents	05. COMPENSATION DISCUSSION AND ANALYSIS
For information concerning Annual Bonus Equity Incentive performance metrics used for the other participating NEOs’ Annual
Bonus Equity Incentive and the resulting payout levels for all participating NEOs, see “Compensation Discussion and Analysis
—Key Elements of 2025 Named Executive Officer Compensation—2025 Performance-Based Equity Goals and Payout
Results” below.
Long-Term Equity Incentive
In 2025, the compensation committee granted Long-Term Equity Incentives to some of the NEOs tied to achievement of corporate or business unit goals.
In recognition of shareholder feedback indicating a desire for longer performance measurement periods, the target amounts were allocated 70% to grants subject to one-year performance periods with ratable vesting over a three-year service period, to the extent earned, and 30% to grants subject to three-year performance periods with three-year cliff vesting, to the extent earned.
The table below summarizes the targeted value and target number of shares granted to each participating NEO in 2025 for the one-year performance period with ratable vesting over a three-year service period:

Name	Target Value of 1-Year Long-Term Equity Incentive ($)	Target Number of Shares(1) (#)

Ronald F. Clarke	—	—
Peter Walker	385,000	1,205
Alissa B. Vickery	—	—
Armando L. Netto	840,000	2,227
Alan King	560,000	1,485
(1)For Mr. Walker, the target number of shares was calculated by dividing the targeted dollar value by the closing share price as of the grant date on July 15,
2025 ($319.61), rounding up to the next whole share. For Messrs. Netto and King, the target number of shares was calculated by dividing the targeted dollar value by the closing share price as of the grant date on February 14, 2025 ($377.31), rounding up to the next whole share.
The table below summarizes the targeted value and target number of shares granted to each participating NEO in 2025 for the three-year performance period with three-year cliff vesting:

Name	Target Value of 3-Year Long-Term Equity Incentive ($)	Target Number of Shares(1) (#)

Ronald F. Clarke	—	—
Peter Walker	165,000	517
Alissa B. Vickery	—	—
Armando L. Netto	360,000	955
Alan King	240,000	637
(1)For Mr. Walker, the target number of shares was calculated by dividing the targeted dollar value by the closing share price as of the grant date on July 15,
2025 ($319.61), rounding up to the next whole share. For Messrs. Netto and King, the target number of shares was calculated by dividing the targeted dollar value by the closing share price as of the grant date on February 14, 2025 ($377.31), rounding up to the next whole share.
For information concerning Long-Term Equity Incentive performance for 2025 and the resulting payout levels, see
“Compensation Discussion and Analysis—Key Elements of 2025 Named Executive Officer Compensation—2025
Performance-Based Equity Goals and Payout Results” below.

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05. COMPENSATION DISCUSSION AND ANALYSIS	Table of Contents
Time-Based Equity
In 2025, the compensation committee granted Time-Based Equity to the participating NEOs as illustrated in the table below.
Our compensation committee believes Time-Based Equity provides a retentive element to the compensation of NEOs, while maintaining alignment with the long-term interests of our shareholders by tying the value of the awards to the value of our common shares.
Mr. Walker’s awards vest (i) ratably over a three-year service period (standard award), (ii) on the one-year anniversary of the grant date (one-time award in connection with appointment), or (iii) on February 14, 2026 (one-time award in connection with appointment). Ms. Vickery’s award vested on December 31, 2025. Mr. Netto’s awards vest (i) ratably over a three-year service period (standard award) or (ii) on the one-year anniversary of the grant date (relocation tax equalization award). Mr. King’s award vests ratably over a three-year service period. All awards generally vest only with continued employment through the vesting period. For more information concerning these awards, see the “2025 Grants of Plan-Based Awards” table below.
The table below summarizes the targeted value and number of Time-Based Equity shares granted to each participating NEO in 2025:

Name	Target Value of Time-Based Equity ($)	Number of Shares(1) (#)

Ronald F. Clarke	—	—
Peter Walker	1,675,000	5,242
Alissa B. Vickery	200,000	576
Armando L. Netto	1,193,205	3,299
Alan King	400,000	1,061
(1)For Mr. Walker, the number of shares was calculated by dividing the targeted dollar value of each award by the closing share price as of the grant date on
July 15, 2025 ($319.61), rounding each award up to the next whole share. For Ms. Vickery, the number of shares was calculated by dividing the targeted dollar value by the closing share price as of the grant date on March 17, 2025 ($347.31), rounding up to the next whole share. For Mr. Netto, the number of shares was calculated by dividing the targeted dollar value of each award by the closing share price as of the grant date on February 14, 2025 ($377.31) and
March 17, 2025 ($347.31), rounding each award up to the next whole share. For Mr. King, the number of shares was calculated by dividing the targeted dollar value by the closing share price as of the grant date on February 14, 2025 ($377.31), rounding up to the next whole share.
Stock Options
In 2025, the compensation committee granted Stock Options to the participating NEOs as illustrated in the table below. The exercise price for each Stock Option award is the fair market value of our common shares on the grant date (closing stock price). Stock Option awards granted to our NEOs in 2025 generally vest ratably over a four-year service period and are earned with continued employment through the vesting period. They generally may be exercised up to ten years after the grant date, but generally expire 90 days after termination of employment. We believe stock option awards are inherently performance-
based, requiring stock price appreciation before there is any real value earned, while encouraging long-term employment with the Company.
Additionally, in 2025, Mr. Walker and Mr. King received performance-based Stock Options awards with certain three-year performance period goals. Mr. Walker’s three-year period covers 2026 to 2028 and Mr. King’s three-year period covers 2025 to
2027. To the extent earned, these awards cliff vest shortly after the end of the three-year performance period. Because we do not provide long-term revenue or earnings guidance, the specific goal levels tied to these performance metrics are not detailed in this filing. We expect to disclose the goals and payout results in the Proxy Statement filing that follows the end of each performance period (in the 2029 and 2028 Proxy Statements, respectively).

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Table of Contents	05. COMPENSATION DISCUSSION AND ANALYSIS
The table below summarizes the targeted value and number of time-based Stock Options granted to each participating NEO in
2025:

Name	Target Value of Stock Options ($)	Number of Stock Options(1) (#)

Ronald F. Clarke	—	—
Peter Walker	1,200,000	12,213
Alissa B. Vickery	—	—
Armando L. Netto	1,200,000	10,867
Alan King	800,000	7,245
(1)The number of stock options was calculated using the Black-Scholes model on the grant date. Figures in the tables under “2025 Named Executive Officer
Compensation” beginning on page 45 may be slightly different as they reflect specific accounting methodologies required for table reporting as described therein.
The table below summarizes the targeted value and target number of performance-based Stock Options granted to each participating NEO in 2025:

Name	Target Value of Stock Options ($)	Target Number of Stock Options(1) (#)

Ronald F. Clarke	—	—
Peter Walker	3,875,360	42,308
Alissa B. Vickery	—	—
Armando L. Netto	—	—
Alan King	5,600,000	71,989
(1)The target number of stock options was calculated using the Black-Scholes model on the grant date. Figures in the tables under “2025 Named Executive
Officer Compensation” beginning on page 45 may be slightly different as they reflect specific accounting methodologies required for table reporting as described therein.

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05. COMPENSATION DISCUSSION AND ANALYSIS	Table of Contents
2025 Performance-Based Equity Goals and Payout Results
Our CEO makes recommendations regarding individual, business unit, and/or corporate goals for our other NEOs, which are reviewed and approved by the compensation committee.
The tables below show the maximum potential payout that would apply in the event of achievement of maximum results under the applicable performance metrics. The awards were designed so that performance below certain thresholds would result in no payout for a given goal. We disclose below the performance goals associated with the three-year performance period Long-
Term Equity Incentive and performance-based Stock Options. However, because we do not provide long-term revenue or earnings guidance, the specific goal levels tied to those performance metrics are not detailed in this filing. We expect to disclose the goals and payout results in the Proxy Statement filing that follows the end of the performance period (in the 2028
Proxy Statement or the 2029 Proxy Statement, as applicable).
The tables below illustrate, for each participating NEO, (1) the applicable performance goals for each grant, (2) actual performance with respect to the performance metrics (where applicable) for each grant, and (3) the number of performance-
based shares earned in 2025 (a portion of which may still be subject to service-based vesting conditions) for each grant. The number of performance-based shares earned for performance falling between the “threshold” and “maximum” performance levels set forth in the tables below was determined using linear interpolation between performance levels (subject to rounding).
Ronald F. Clarke:
Annual Bonus Equity Incentive
Mr. Clarke’s 2025 Annual Bonus Equity Incentive Goals and Results are in the table below:

			GOALS ($ values in millions, except per share amounts)					Achievement ($ values in millions, except per share amount)	Target Earned (%)
Performance Metric	Weighting (%)	Target ($ values in millions, except per share amount)	Threshold(1) (25%/30%/0%)	Below Target (50%)	Target (100%)	Above Target (150%)	Maximum (200%)

GAAP Revenue, as Adjusted(2)	34	4,487	4,352.4	4,397.3	4,487	4,531.9	4,576.7	4,447.2	78
Adjusted EPS-COMP	33	21.07	20.54	20.75	21.07	21.25	21.39	21.06	99
M&A and Other Transactions(3)	33	1,000	0	500	1,000	1,500	2,000	3,203	200

Target Number of Shares	5,301
Formulaic Earned Payout %	125.06%
Earned Number of Shares	6,630

(1)The threshold payout levels for GAAP Revenue, Adjusted EPS-COMP and M&A are 25%, 30% and 0%, respectively.
(2)Adjusted to be consistent with the macro-economic environment assumed in the 2025 budget and revised for the pro-forma impact of acquisitions and/or divestitures.
(3)Based upon the aggregate transaction value of material mergers and acquisitions, divestitures or joint ventures for which the Company signs definitive documentation during the year.

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Table of Contents	05. COMPENSATION DISCUSSION AND ANALYSIS
Peter Walker:
Company Annual Equity Incentive
Our Adjusted EPS-COMP for 2025 was $21.06 against a target of $21.07. The compensation committee therefore determined that the payout percentage was 98.8% based on the linear performance payout scale outlined earlier. Mr. Walker’s Company
Annual Equity Incentive was earned at 568 shares.
Long-Term Equity Incentive
Mr. Walker’s 2025 Long-Term Equity Incentive grant with a one-year performance period was earned based on achievement against a target goal of Corpay consolidated full-year GAAP revenue, as adjusted, of $4,487 million for 2025 (all dollar values
in millions).(1)

Below Threshold (0%) ($)	Threshold (25%) ($)	Below Target (50%) ($)	Below Target (75%) ($)	Target (100%) ($)	Above Target (125%) ($)	Maximum (150%) ($)	Achievement ($)	Payout (%)	Performance- Based Shares Earned (#)

<4,352.4	4,352.4	4,397.3	4,442.1	4,487.0	4,531.9	4,576.7	4,447.2	78	938
(1)Corpay consolidated full-year GAAP revenue was adjusted (a) to be consistent with the macro-economic environment assumed in the 2025 budget and (b)
for the impact of acquisitions and/or divestitures.
Mr. Walker’s 2025 Long-Term Equity Incentive grant with a three-year performance period is earned based on revenue growth over that period and has a maximum potential payout value equal to 150% of target.
Stock Options
Mr. Walker’s 2025 performance-based Stock Options grant is earned based on Adjusted EPS-COMP growth for 2026 to 2028 and has a maximum potential payout value equal to 150% of target.

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05. COMPENSATION DISCUSSION AND ANALYSIS	Table of Contents
Alissa B. Vickery:
Company Annual Equity Incentive
Our Adjusted EPS-COMP for 2025 was $21.06 against a target of $21.07. The compensation committee therefore determined that the payout percentage was 98.8% based on the linear performance payout scale outlined earlier. Ms. Vickery’s Company
Annual Equity Incentive was earned at 804 shares.
Annual Bonus Equity Incentive
Ms. Vickery’s 2025 Annual Bonus Equity Incentive Goals and Results are in the table below:

			GOALS			Achievement	Target Earned (%)
Performance Metric	Weighting (%)	Target	Threshold (75%)	Target (100%)	Maximum (125%)

Quarterly Expenses(1)	25	At or below plan in each respective quarter	—	At or below plan	—	Achieved 4	100
Key Projects(2)	75	Achieve 2 goals	Achieve 1 goal	—	Achieve 2 goals	Achieved 2	125

Target Number of Shares	293
Formulaic Earned Payout %	118.75%
Earned Number of Shares	348

(1)Adjusted (a) to be consistent with the macro-economic environment assumed in the 2025 budget, (b) for addbacks and (c) for the pro-forma impact of acquisitions and/or divestitures.
(2)(a) Remediate user access material weakness (achieved) and (b) complete initiatives to facilitate the closing of the Mastercard investment (achieved).

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Table of Contents	05. COMPENSATION DISCUSSION AND ANALYSIS
Armando L. Netto:
Company Annual Equity Incentive
Our Adjusted EPS-COMP for 2025 was $21.06 against a target of $21.07. The compensation committee therefore determined that the payout percentage was 98.8% based on the linear performance payout scale outlined earlier. Mr. Netto’s Company
Annual Equity Incentive was earned at 1,049 shares.
Annual Bonus Equity Incentive
Mr. Netto’s 2025 Annual Bonus Equity Incentive Goals and Results are in the table below:

				GOALS ($ values in millions)					Achievement ($ values in millions)	Target Earned (%)
Performance Metric		Weighting (%)	Target ($ values in millions)	Threshold (50%)	Below Target (75%)	Target (100%)	Above Target (125%)	Maximum (150%)

Sales(1)	Brazil Vehicle Payments	20	1.22	1.10	1.16	1.22	1.28	1.34	1.26	117
	U.S. Vehicle Payments	20	83.28	74.95	79.12	83.28	87.44	91.61	73.00	0
Quarterly Expenses(1)		20	At or below plan in each respective quarter	—	—	At or below plan	—	—	Achieved 2	50
Key Projects(2)		40	Achieve 2 goals	—	Achieve 1 goal	—	—	Achieve 2 goals	Achieved 1	75

Target Number of Shares	1,458
Formulaic Earned Payout %	63.4%
Earned Number of Shares	925

(1)Adjusted (a) to be consistent with the macro-economic environment assumed in the 2025 budget, (b) for addbacks and (c) for the pro-forma impact of acquisitions and/or divestitures.
(2)(a) Achieve specified product spend and/or cross-sell achievement (not achieved) and (b) sign 1 new meaningful partner (achieved).
Long-Term Equity Incentive
Mr. Netto’s 2025 Long-Term Equity Incentive grant with a one-year performance period was earned based on achievement against a target goal of U.S. and Brazil Vehicle Payments GAAP revenue, as adjusted, of $722.4 million and $678.5 million, respectively, for 2025 (all dollar values in millions).(1)

	Below Threshold (0%) ($)	Threshold (25%) ($)	Below Target (50%) ($)	Below Target (75%) ($)	Target (100%) ($)	Above Target (125%) ($)	Maximum (150%) ($)	Achievement ($)	Payout (%)	Performance- Based Shares Earned (#)

U.S.	<700.7	700.7	708.0	715.2	722.4	729.6	736.8	715.6	77	853
Brazil	<658.1	658.1	664.9	671.7	678.5	685.3	692.1	671.2	73	813
(1)U.S. and Brazil Vehicle Payments GAAP revenue was adjusted (a) to be consistent with the macro-economic environment assumed in the 2025 budget and
(b) for the impact of acquisitions and/or divestitures.
Mr. Netto’s 2025 Long-Term Equity Incentive grant with a three-year performance period is earned based on revenue growth over that period and has a maximum potential payout value equal to 150% of target.

40	2026 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS	Table of Contents
Alan King:
Company Annual Equity Incentive
Our Adjusted EPS-COMP for 2025 was $21.06 against a target of $21.07. The compensation committee therefore determined that the payout percentage was 98.8% based on the linear performance payout scale outlined earlier. Mr. King’s Company
Annual Equity Incentive was earned at 1,049 shares.
Annual Bonus Equity Incentive
Mr. King’s 2025 Annual Bonus Equity Incentive Goals and Results are in the table below:

				GOALS ($ values in millions)					Achievement ($ values in millions)	Target Earned (%)
Performance Metric		Weighting (%)	Target ($ values in millions)	Threshold (50%)	Below Target (75%)	Target (100%)	Above Target (125%)	Maximum (150%)

Sales(1)	International Vehicle Payments	20	104.1	93.7	98.9	104.1	109.3	114.5	102.6	93
	All Vehicle Payments	20	404.9	364.4	384.7	404.9	425.1	445.4	399.4	93
Quarterly Expenses(1)		20	At or below plan in each respective quarter	—	—	At or below plan	—	—	Achieved 4	100
Key Projects(2)		40	Achieve 2 goals	—	Achieve 1 goal	—	—	Achieve 2 goals	Achieved 0	0

Target Number of Shares	1,193
Formulaic Earned Payout %	57.2%
Earned Number of Shares	683

(1)Adjusted (a) to be consistent with the macro-economic environment assumed in the 2025 budget, (b) for addbacks and (c) for the pro-forma impact of acquisitions and/or divestitures.
(2)(a) Achieve 2025 U.K. payables revenue target (not achieved) and (b) sign 1 new Europe oil outsourcing contract (not achieved).
Long-Term Equity Incentive
Mr. King’s 2025 Long-Term Equity Incentive grant with a one-year performance period was earned based on achievement against a target goal of International Vehicle Payments GAAP revenue, as adjusted, of $702.8 million for 2025 (all dollar values in millions).(1)

Below Threshold (0%) ($)	Threshold (25%) ($)	Below Target (50%) ($)	Below Target (75%) ($)	Target (100%) ($)	Above Target (125%) ($)	Maximum (150%) ($)	Achievement ($)	Payout (%)	Performance- Based Shares Earned (#)

<681.7	681.7	688.7	695.8	702.8	709.8	716.9	699.1	87	1,289
(1)International Vehicle Payments GAAP revenue was adjusted (a) to be consistent with the macro-economic environment assumed in the 2025 budget and (b)
for the impact of acquisitions and/or divestitures.
Mr. King’s 2025 Long-Term Equity Incentive grant with a three-year performance period is earned based on revenue growth over that period and has a maximum potential payout value equal to 150% of target.
Stock Options
Mr. King received a grant of performance-based Stock Options in 2021, which could be earned based on achievement against a combined regional revenue growth goal for 2022 to 2024. The goal was not achieved, and on June 18, 2025, the award was modified and a 50% payout was approved by the compensation committee as a result of Mr. King’s role transition that occurred during the performance period. As a result of the modification, Mr. King earned 15,000 options that vested on June
18, 2025. The likelihood of achieving the threshold performance level for this grant was considered improbable prior to the modification, which resulted in the incremental fair value reflected in the “2025 Summary Compensation Table” below.
Mr. King’s 2025 performance-based Stock Options grant is earned based on revenue and EBITDA growth for 2025 to 2027
(both must be achieved for any portion to be earned), and has a maximum potential payout value equal to 150% of target.

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Table of Contents	05. COMPENSATION DISCUSSION AND ANALYSIS
Other Compensation and Benefits
Employee Benefits. All U.S.-based salaried employees including NEOs may participate in a 401(k) plan. Our 401(k) plan provides that we match 25% of an employee’s contribution, up to an employee contribution of 4% of salary. Our NEOs in the
U.S. may participate in this 401(k) plan on the same basis as all of our other participating employees. We provide health benefits to all of our eligible employees and pay the premiums for these benefits on behalf of our NEOs. We provide to our
NEOs life insurance benefits, long-term care insurance and concierge doctor services and also pay these premiums. We do not provide any nonqualified deferred compensation arrangements or defined benefit pension plans to our NEOs.
In 2025, we provided relocation benefits, a housing allowance and an auto allowance to Mr. Netto and Mr. King in connection with their relocations to the U.S. We also provided Mr. Walker relocation benefits and legal fee reimbursements in connection with offer letter negotiation and execution. For more information, see the “2025 Summary Compensation Table” below.
Employment Agreements and Offer Letters; Severance and Change-in-Control Benefits. We entered into an employment agreement with our CEO in 2010. We have also entered into offer letter agreements with each of our other NEOs, other than
Ms. Vickery. Pursuant to Mr. Clarke's agreement and, with respect to our other NEOs, our historical practice, in the case of an
NEO's termination under specific circumstances, they will be entitled to certain severance payments.
These severance benefits are discussed below in “Potential Payments Upon Termination or Change in Control.” We provide severance compensation if certain NEOs are terminated without cause to attract and retain qualified executive talent, and, with respect to change in control benefits, to incentivize such NEOs to act in the best interests of our shareholders in the face of a transaction even if they may be terminated as a result.
In 2023, after considering market practices, the compensation committee approved an increase to the severance compensation payable to our NEOs, other than Mr. Clarke, upon a termination without cause from six months of salary and benefits to one year of salary and benefits. The compensation committee also determined to amend the vesting conditions with respect to our equity compensation awards, other than Mr. Clarke’s, so that they will partially vest in connection with retirement, death, or disability, as discussed further below in “Potential Payments Upon Termination or Change in Control.”
Such awards continue to be subject to “double trigger” change in control provisions.
Process to Review, Revise, and Set Compensation
The compensation committee is responsible for administering our executive compensation program and making decisions with respect to the compensation paid to our NEOs. In making such decisions, the compensation committee considers a variety of factors, including:
•The compensation committee’s evaluation of the competitive market, including referencing peer group data
•The feedback received from our shareholders and proxy advisory firms
•The roles and responsibilities of our executives, including each executive’s impact on creating shareholder value
•The individual experience and skills of, and expected contributions from, our executives
•Pay relative to other NEOs at the Company
•The individual performance of our executives during the year and the historical performance levels of our executives
•Our overall financial performance
Role of Independent Compensation Consultant: All services performed by Exequity were conducted under the direction or authority of the compensation committee. The compensation committee has considered the required independence factors outlined by the SEC and NYSE rules in assessing the independence of Exequity. Consideration was also given by the compensation committee under those required independence factors, plus all other relevant factors, to whether the work performed by Exequity could give rise to a potential conflict of interest. Based on this review, the compensation committee did not identify any conflict of interest raised by the work performed by Exequity.
Role of Management: Our CEO provides substantial input to the compensation committee in reviewing the performance of the other executive officers and making compensation recommendations for executive officers who report directly to him.
The CEO does not participate in determining the amount of his own compensation. Decisions regarding the compensation of our CEO are made by the compensation committee in executive session, without the CEO present.

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05. COMPENSATION DISCUSSION AND ANALYSIS	Table of Contents
Compensation Peer Group
We considered the compensation levels, programs and practices of industry peer companies in setting compensation for our
NEOs by considering market competitiveness and the goal of motivating our executives to appropriately drive corporate performance. The compensation committee periodically reviews and updates the list of companies comprising the peer group to provide an appropriate marketplace focus.
The compensation committee evaluates multiple criteria in determining the appropriate peer group, including industry, revenue, market capitalization, competitors to our various lines of business, business models and profitability. The compensation committee determined that it was appropriate to continue to use the same peer group as in the prior year for purposes of 2025 compensation decisions for our NEOs.
The compensation committee referred to the 2025 Industry Peer Group (as defined below) in setting compensation for 2025 for our NEOs. Generally, the compensation committee references cash-based compensation at or below market levels and equity-based compensation (based on target levels) at or above market levels, resulting in total annualized target compensation generally at or above the peer median for our CEO and generally below the peer median for our other NEOs.
Although the compensation committee includes this market data and its general understanding of current compensation practices in the market in the overall mix of factors it considers in assessing NEO compensation, it does not target a mathematically precise market position for total compensation or any individual element of compensation. Comparisons to the peer group for purposes of this Proxy Statement are based on an adjustment of the peer group compensation data by the
Company to account for the passage of time.
The table below illustrates the peer group used for purposes of 2025 compensation decisions for our NEOs:

2025 Industry Peer Group

Automatic Data Processing, Inc.	Global Payments Inc.
Broadridge Financial Solutions, Inc.	Intuit Inc.
Dayforce, Inc. (formerly Ceridian HCM Holding Inc.)	Jack Henry & Associates, Inc.
Equifax Inc.	Mastercard Incorporated
Euronet Worldwide, Inc.	Paychex, Inc.
Fair Isaac Corporation	Paycom Software, Inc.
Fidelity National Information Services, Inc.	SS&C Technologies Holdings, Inc.
Fiserv, Inc.	Wex, Inc.
Information on Other Compensation-Related Topics
Stock Ownership Policy. Our executive officers are subject to stock ownership requirements (expressed as a multiple of base salary). In response to input in our shareholder outreach process, we increased the stock ownership guideline requirements in 2019 to the following levels (which must be obtained within five years from an appointment to a covered position):
•Chief Executive Officer 6x
•Chief Financial Officer 4x
•All Other Executive Officers 3x
Currently, all of our NEOs are in compliance with this policy or are on track to meet the required ownership level within the applicable time period.
Insider Trading Policy. The Company maintains an insider trading policy applicable to all directors and employees. The policy provides that Company personnel may not buy, sell or engage in other transactions in the Company’s stock while in possession of material non-public information, buy or sell securities of other companies while in possession of material non-
public information about those companies they become aware of as a result of business dealings between the Company and those companies, or disclose material non-public information to any unauthorized persons outside of the Company. The policy

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Table of Contents	05. COMPENSATION DISCUSSION AND ANALYSIS
also restricts trading for all directors and employees to defined window periods which align with our quarterly earnings releases.
Anti-Hedging and Pledging Policy. Our employees, officers and directors are prohibited from purchasing or selling derivative securities, entering into derivatives contracts relating to our stock or otherwise engaging in hedging transactions. The prohibition on hedging transactions does not apply to stock options and awards under employee plans. Furthermore, our insider trading compliance policy prohibits executive officers and directors from pledging or otherwise using our common shares as collateral.
Equity Grant Practices. We generally grant equity-based incentives annually during the first calendar quarter. To date there has been no set program for the award of incremental periodic grants, and our compensation committee retains discretion to make equity awards at any time, including in connection with the promotion of an executive, to reward an executive for extraordinary performance or the assumption of additional responsibilities or for retention purposes. Our compensation committee approves equity awards granted to our NEOs on or before the grant date. The compensation committee does not take material non-public information into account when determining the timing and terms of such awards. We have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
As shown in the table below, in 2025, we awarded performance-based stock options to Mr. King during the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K disclosing material non-public information and ending one business day after the filing or furnishing of such report with the Securities and Exchange Commission.

Name	Grant Date	Securities Underlying the Award (#)	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award ($)
Percentage change in the closing share price of the
securities underlying the award between the trading
day ending immediately prior to the disclosure of
material non-public information and the trading day
beginning immediately following the disclosure of
material non-public information

Ronald F. Clarke	—	—	—	—	—
Peter Walker	—	—	—	—	—
Tom Panther	—	—	—	—	—
Alissa B. Vickery	—	—	—	—	—
Armando L. Netto	—	—	—	—	—
Alan King	7/22/2025	71,989	334.29	5,600,024	(0.22)%
Clawback Policies. In light of rules promulgated by the NYSE and SEC requirements, we adopted a compensation recoupment policy in 2023, which policy complies with the required standards (the “NYSE Clawback Policy”). The NYSE
Clawback Policy provides for the prompt recovery (or clawback) of certain excess incentive-based compensation received during an applicable three-year recovery period by current or former executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws.
Excess incentive-based compensation for these purposes generally means the amount of incentive-based compensation received (on or after October 2, 2023) by such executive officer that exceeds the amount of incentive-based compensation that would have been received by such executive officer had it been determined based on the restated amounts, without regard to any taxes paid. Incentive-based compensation potentially subject to recovery under the NYSE Clawback Policy is in general limited to any compensation granted, earned or vested based wholly or in part on the attainment of a financial reporting measure.
In general, we may utilize a broad range of recoupment methods under the NYSE Clawback Policy. The NYSE Clawback
Policy does not condition clawback on the fault of the executive officer, and clawback thereunder is generally mandatory, except in limited circumstances where the compensation committee has made a determination that recovery would be impracticable and (1) we have already attempted to recover such amounts but the direct expenses paid to a third party in an effort to enforce the NYSE Clawback Policy would exceed the amount to be recovered, (2) the recovery of amounts would violate applicable home country law, or (3) the recovery would cause the non-compliance of a tax-qualified retirement plan under the Internal Revenue Code and applicable regulations. Operation of the NYSE Clawback Policy is subject to a brief phase-in process during the first few years after its effectiveness. We may not indemnify any such executive officer against the loss of such recovered compensation.

44	2026 Notice of Annual Meeting & Proxy Statement

05. COMPENSATION DISCUSSION AND ANALYSIS	Table of Contents
In 2019, we previously adopted a clawback policy applicable to our executive officers, including our NEOs, which applies to all incentive-based compensation earned by our executive officers (the “Supplemental Clawback Policy”). The Supplemental
Clawback Policy provides that if our compensation committee determines that an executive officer engaged in misconduct that contributed to the Company being required to make a restatement of its financial statements, the Company will promptly recover from such executive officer all incentive-based compensation received that was in excess of the incentive-based compensation such executive officer would have received under the restated financial results of the Company. The
Supplemental Clawback Policy remains in effect with respect to compensation received prior to the October 2, 2023 phase-in date of the NYSE Clawback Policy.
No Excise Tax Gross-Ups. The Company does not provide excise tax gross-ups for any of its NEOs.
Risk Assessment in Compensation Programs. We believe our compensation programs encourage and reward prudent business judgment without encouraging undue risk. The compensation committee reviews our compensation programs for features that might encourage inappropriate risk-taking. We believe our compensation policies and practices do not create undue risks that are reasonably likely to have a material adverse effect on us.

2026 Notice of Annual Meeting & Proxy Statement	45
06. 2025 Named Executive Officer Compensation
2025 Summary Compensation Table
The table below illustrates the compensation for each of the NEOs. The amounts presented below in the “Stock Awards” and
“Option Awards” columns represent the grant date fair value of awards granted to the NEOs and may not reflect the actual value to be realized by each NEO. The actual value realized will not be determined until the time of vesting in the case of stock awards or until option exercise in the case of option awards.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	All Other Compensation(5) ($)	Total ($)

Ronald F. Clarke Chief Executive Officer and Chair of the Board of Directors	2025	1,369,231	—	2,000,120	—	37,516	3,406,867
	2024	1,200,000	—	16,550,353	10,268,500	32,145	28,050,998
	2023	1,200,000	—	1,440,058	—	28,966	2,669,024
Peter Walker Chief Financial Officer	2025	251,538	—	2,409,220	5,075,462	206,380	7,942,600
Tom Panther Former Chief Financial Officer	2025	131,250	—	—	—	7,455	138,705
	2024	486,539	—	2,625,471	1,200,005	34,139	4,346,154
	2023	261,539	—	1,380,255	1,200,001	13,308	2,855,102
Alissa B. Vickery Chief Accounting Officer and Former Interim Chief Financial Officer	2025	300,000	—	540,444	—	4,813	845,257
	2024	300,000	—	352,467	300,073	4,768	957,308
	2023	284,615	—	434,473	—	5,010	724,098
Armando L. Netto(6) Group President, Brazil Vehicle Payments and Strategic Transformation	2025	550,000	—	3,344,550	1,200,043	544,579	5,639,172
	2024	508,148	—	4,467,527	1,200,005	521,508	6,697,188
	2023	503,091	—	2,610,830	1,200,051	47,199	4,361,171
Alan King(6) Group President, International Vehicle Payments	2025	489,055	—	2,051,434	7,489,090	515,912	10,545,491
	2024	450,000	—	2,250,404	1,000,020	399,459	4,099,883
	2023	450,000	—	2,302,532	1,200,051	411,343	4,363,926
(1)Represents the salary earned for the applicable year.
(2)We did not offer a traditional cash bonus or non-equity incentive plan compensation to our NEOs during the last three years. For information concerning the comparable compensation offered in the form of equity awards, see “Compensation Discussion and Analysis—Key Elements of 2025 Named Executive
Officer Compensation—Performance-Based Equity—Annual Bonus Equity Incentive.”
(3)Includes the aggregate grant date fair value for stock awards, computed in accordance with FASB ASC Topic 718. The assumptions used to value these awards can be found in Note 6 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. For an overview of the features of the 2025 awards, see “Compensation Discussion and Analysis—Key Elements of 2025 Named Executive Officer Compensation
—Equity Incentives.” Grant date fair values for performance-based equity are computed based on the probable outcome of the performance conditions as of the grant date for the award. The grant date fair value of the performance-based equity awards, assuming maximum performance with respect to the applicable performance goals, would be as follows: $4,000,241 for Mr. Clarke; $1,055,352 for Mr. Walker; $420,106 for Ms. Vickery; $3,072,435 for Mr.
Netto; and $2,332,530 for Mr. King.
(4)Represents the aggregate grant date fair value for the stock option awards, computed in accordance with FASB ASC Topic 718. The assumptions used to value these awards can be found in Note 6 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.
For an overview of the features of the 2025 awards, see “Compensation Discussion and Analysis—Key Elements of 2025 Named Executive Officer
Compensation—Equity Incentives.” In 2025, the Company modified the performance-based stock options granted to Mr. King in 2021 (“Mr. King’s Modified
Options”) as a result of Mr. King’s role transition that occurred during the performance period. Due to modification, $1,089,000 of the value in this column represents the incremental fair value associated with Mr. King’s Modified Options. It does not represent a “new” equity award grant in 2025.

46	2026 Notice of Annual Meeting & Proxy Statement

06. 2025 NAMED EXECUTIVE OFFICER COMPENSATION	Table of Contents
(5)The table below illustrates the amounts included in the “All Other Compensation” column for 2025:

Name	Health Benefit Premiums ($)	Long-Term Care Premiums ($)	Retirement Plan Contributions ($)	Vehicle Allowance(7) ($)	Life Insurance ($)	Other(8) ($)	Total ($)

Ronald F. Clarke	33,741	3,175	—	—	600	—	37,516
Peter Walker	5,623	1,323	1,846	—	254	197,334	206,380
Tom Panther	5,193	1,171	606	—	185	300	7,455
Alissa B. Vickery	—	—	2,413	—	600	1,800	4,813
Armando L. Netto(6)	37,460	965	5,875	103,799	600	395,880	544,579
Alan King(6)	32,924	298	2,510	22,594	1,052	456,534	515,912
(6)Prior to his relocation to the U.S. in July 2024, Mr. Netto was based in Brazil. For compensation earned by Mr. Netto prior to his relocation (other than equity award values), amounts were denominated in Brazilian Real and have been converted to U.S. dollars at an average exchange rate of $1 to R$5.1395 for
Jan-July 2024 and $1 to R$4.9915 for 2023. The majority of compensation earned by Mr. Netto after his relocation was paid in U.S. dollars. The portion denominated in Brazilian Real has been converted to U.S. dollars at an average exchange rate of $1 to R$5.5873 for 2025. Effective July 2025, Mr. King
returned to the U.K. Compensation earned by Mr. King prior to July 2025 was paid in U.S. dollars. Compensation earned by Mr. King from July 2025 onward
(other than equity award values) was paid in British Pounds Sterling and has been converted to U.S. dollars at an average exchange rate of $1 to £0.7467 for
July-December 2025.
(7)Represents the aggregate of monthly cash vehicle allowances paid to, or on behalf of, each NEO during 2025.
(8)For Mr. Walker, represents relocation benefits of $177,334 and legal fee reimbursements in connection with offer letter negotiation and execution of $20,000.
For Mr. Panther and Ms. Vickery, represents parking and technology allowances. For Mr. Netto, represents a housing allowance of $311,243 and relocation benefits of $84,637. For Mr. King, represents a housing allowance of $433,612, relocation benefits of $271 and $22,651 for the cost of a round trip commercial flight for Mr. King’s family from the U.S. to the U.K. in connection with Mr. King’s relocation benefits.

2026 Notice of Annual Meeting & Proxy Statement	47

Table of Contents	06. 2025 NAMED EXECUTIVE OFFICER COMPENSATION
2025 Grants of Plan-Based Awards
The table below provides information about awards granted in 2025 to each of the NEOs:

		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(1) (#)	All Other Option Awards: Number of Securities Underlying Options(2) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(3) ($)

Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
Ronald F. Clarke
	2/14/2025(5)	—	5,301	10,602	—	—	—	2,000,120
Peter Walker	7/15/2025(4)	—	574	718	—	—	—	183,456
	7/15/2025	—	—	—	1,252	—	—	400,152
	7/15/2025(6)	—	1,205	1,808	—	—	—	385,130
	7/15/2025(6)	—	517	776	—	—	—	165,238
	7/15/2025	—	—	—	861	—	—	275,184
	7/15/2025	—	—	—	3,129	—	—	1,000,060
	7/15/2025	—	—	—	—	12,213	319.61	1,200,049
	7/15/2025(7)	—	42,308	63,462	—	—	319.61	3,875,413
Tom Panther	—	—	—	—	—	—	—	—
Alissa B. Vickery	4/22/2025(4)	—	813	1,017	—	—	—	250,217
	4/22/2025(5)	—	293	348	—	—	—	90,177
	3/17/2025	—	—	—	576	—	—	200,051
Armando L. Netto	2/14/2025(4)	—	1,061	1,327	—	—	—	400,326
	2/14/2025(5)	—	1,458	2,042	—	—	—	550,118
	2/14/2025(6)	—	2,227	3,341	—	—	—	840,269
	2/14/2025(6)	—	955	1,433	—	—	—	360,331
	2/14/2025	—	—	—	1,591	—	—	600,300
	2/14/2025	—	—	—	—	10,867	377.31	1,200,043
	3/17/2025	—	—	—	1,708	—	—	593,205
Alan King	2/14/2025(4)	—	1,061	1,327	—	—	—	400,326
	2/14/2025(5)	—	1,193	1,671	—	—	—	450,131
	2/14/2025(6)	—	1,485	2,228	—	—	—	560,305
	2/14/2025(6)	—	637	956	—	—	—	240,346
	2/14/2025	—	—	—	1,061	—	—	400,326
	2/14/2025	—	—	—	—	7,245	377.31	800,065
	6/18/2025	—	—	—	—	—	280.97	1,089,000(8)
	7/22/2025(7)	—	71,989	107,984	—	—	334.29	5,600,024
(1)Represents the number of shares of Time-Based Equity granted in 2025. For information concerning these grants and the vesting terms, see “Compensation
Discussion and Analysis—Key Elements of 2025 Named Executive Officer Compensation—Equity Incentives.”
(2)Represents the number of Stock Options granted in 2025. For information concerning these grants and the vesting terms, see “Compensation Discussion and Analysis—Key Elements of 2025 Named Executive Officer Compensation—Equity Incentives.”
(3)Represents the grant date fair value of Performance-Based Equity, Time-Based Equity, and Stock Option awards granted to each of the NEOs in 2025 computed in accordance with FASB ASC Topic 718, and, as described in footnote 8 below, the incremental fair value of Mr. King’s Modified Options. Awards with performance conditions are computed based on the probable outcome of the performance condition as of the grant date for the award. There can be no assurance that the grant date fair value of stock and option awards will ever be realized by the NEOs.
(4)Represents the Company Annual Equity Incentive awards granted in 2025. For information concerning these grants, see “Compensation Discussion and
Analysis—Key Elements of 2025 Named Executive Officer Compensation—Performance-Based Equity.”
(5)Represents the Annual Bonus Equity Incentive awards granted in 2025. For information concerning these grants, see “Compensation Discussion and
Analysis—Key Elements of 2025 Named Executive Officer Compensation—Performance-Based Equity.”
(6)Represents the Long-Term Equity Incentive awards granted in 2025. For information concerning these grants, see “Compensation Discussion and Analysis
—Key Elements of 2025 Named Executive Officer Compensation—Performance-Based Equity.”
(7)Represents performance-based Stock Options granted in 2025. For information concerning these grants, see “Compensation Discussion and Analysis—Key
Elements of 2025 Named Executive Officer Compensation—Equity Incentives.”
(8)Represents the incremental fair value associated with Mr. King’s Modified Options. It does not represent a “new” equity award grant in 2025.

48	2026 Notice of Annual Meeting & Proxy Statement

06. 2025 NAMED EXECUTIVE OFFICER COMPENSATION	Table of Contents
For information regarding the amount of salary and bonus in proportion to total compensation of our NEOs, see
“Compensation Discussion and Analysis—Components of Compensation and Target Direct Compensation Mix” above. For information regarding the employment agreements and offer letters with our NEOs, see “Potential Payments Upon Termination or Change in Control” below.
Outstanding Equity Awards at 2025 Fiscal Year-End
The table below illustrates the number of stock options and stock awards held by the NEOs on December 31, 2025:

		OPTION AWARDS					STOCK AWARDS

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(2) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(3) ($)

Ronald F. Clarke	1/25/2017	850,000	—	—	150.74	1/25/2027	—	—	—	—
	2/14/2024	—	—	—	—	—	14,441(4)	4,345,730	—	—
	2/14/2024	—	—	—	—	—	15,112(12)	4,547,654	—	—
	2/14/2024	—	—	—	—	—	—	—	10,831(10)	3,259,373
	2/14/2025	—	—	—	—	—	—	—	5,301(6)	1,595,230
Peter Walker	7/15/2025	—	12,213	—	319.61	7/15/2035	—	—	—	—
	7/15/2025	—	—	42,308	319.61	7/15/2035	—	—	—	—
	7/15/2025	—	—	—	—	—	861(4)	259,101	—	—
	7/15/2025	—	—	—	—	—	3,129(5)	941,610	—	—
	7/15/2025	—	—	—	—	—	1,252(15)	376,764	—	—
	7/15/2025	—	—	—	—	—	—	—	574(7)	172,734
	7/15/2025	—	—	—	—	—	—	—	1,205(8)	362,621
	7/15/2025	—	—	—	—	—	—	—	517(9)	155,581
Tom Panther	—	—	—	—	—	—	—	—	—	—
Alissa B. Vickery	4/10/2020	4,424	—	—	224.99	4/10/2030	—	—	—	—
	1/24/2022	3,441	1,147	—	225.45	1/24/2032	—	—	—	—
	1/24/2022	—	—	—	—	—	139(11)	41,829	—	—
	2/14/2024	782	2,348	—	272.38	2/14/2034	—	—	—	—
	2/14/2024	—	—	—	—	—	375(13)	112,849	—	—
	4/22/2025	—	—	—	—	—	—	—	293(6)	88,172
	4/22/2025	—	—	—	—	—	—	—	813(7)	244,656

2026 Notice of Annual Meeting & Proxy Statement	49

Table of Contents	06. 2025 NAMED EXECUTIVE OFFICER COMPENSATION

		OPTION AWARDS					STOCK AWARDS

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(2) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(3) ($)

Armando L. Netto	2/27/2019	20,000	—	—	231.70	2/27/2029	—	—	—	—
	3/27/2020	513	—	—	196.18	3/27/2030	—	—	—	—
	1/25/2021	16,466	—	—	261.07	1/25/2031	—	—	—	—
	1/24/2022	13,764	4,588	—	225.45	1/24/2032	—	—	—	—
	1/24/2022	13,764	4,588	—	225.45	1/24/2032	—	—	—	—
	1/23/2023	8,839	8,840	—	200.41	1/23/2033	—	—	—	—
	3/1/2023	—	—	—	—	—	2,994(14)	900,984	—	—
	2/14/2024	3,129	9,388	—	272.38	2/14/2034	—	—	—	—
	2/14/2024	—	—	—	—	—	—	—	1,873(10)	563,642
	2/14/2024	—	—	—	—	—	2,304(12)	693,343	—	—
	2/14/2025	—	10,867	—	377.31	2/14/2035	—	—	—	—
	2/14/2025	—	—	—	—	—	1,591(4)	478,780	—	—
	2/14/2025	—	—	—	—	—	—	—	1,061(7)	319,287
	2/14/2025	—	—	—	—	—	—	—	955(9)	287,388
	2/14/2025	—	—	—	—	—	—	—	2,227(8)	670,171
	2/14/2025	—	—	—	—	—	—	—	1,458(6)	438,756
	3/17/2025	—	—	—	—	—	1,708(5)	513,988	—	—
Alan King	2/27/2019	9,600	—	—	231.70	2/27/2029	—	—	—	—
	3/27/2020	20,886	—	—	196.18	3/27/2030	—	—	—	—
	1/25/2021	13,722	—	—	261.07	1/25/2031	—	—	—	—
	10/25/2021	15,000(16)	—	—	280.97	10/25/2031	—	—	—	—
	1/24/2022	13,764	4,588	—	225.45	1/24/2032	—	—	—	—
	1/24/2022	13,764	4,588	—	225.45	1/24/2032	—	—	—	—
	1/23/2023	8,839	8,840	—	200.41	1/23/2033	—	—	—	—
	3/1/2023	—	—	—	—	—	1,696(14)	510,377	—	—
	2/14/2024	2,607	7,824	—	272.38	2/14/2034	—	—	—	—
	2/14/2024	—	—	—	—	—	—	—	1,542(10)	464,034
	2/14/2024	—	—	—	—	—	2,320(12)	698,158	—	—
	2/14/2025	—	7,245	—	377.31	2/14/2035	—	—	—	—
	2/14/2025	—	—	—	—	—	1,061(4)	319,287	—	—
	2/14/2025	—	—	—	—	—	—	—	1,061(7)	319,287
	2/14/2025	—	—	—	—	—	—	—	637(9)	191,692
	2/14/2025	—	—	—	—	—	—	—	1,485(8)	446,881
	2/14/2025	—	—	—	—	—	—	—	1,193(6)	359,009
	7/22/2025	—	—	71,989	334.29	7/22/2035	—	—	—	—
(1)Stock options in these columns generally vest in substantially equal installments on each of the first four anniversaries of the grant date.
(2)Stock options in this column are subject to three-year performance period goals and cliff-vesting generally 45 days after the end of the performance period.

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06. 2025 NAMED EXECUTIVE OFFICER COMPENSATION	Table of Contents
(3)Market value is calculated using $300.93, the Company’s closing stock price on December 31, 2025 (the last trading day of 2025).
(4)Represents Time-Based Equity that vests in equal installments on the first three anniversaries of the grant date.
(5)Represents Time-Based Equity that vests on the one-year anniversary of the grant date.
(6)Represents Annual Bonus Equity Incentives unvested and unearned at December 31, 2025, where performance targets are based on achieving financial or other performance goals for the period ending December 31, 2025. The earned portion of the award generally pays out after certification of the performance goals. The awards are reported based on the target performance level. For information regarding the portion of the awards actually earned after the compensation committee’s certification of the performance goals, see “Compensation Discussion and Analysis—Key Elements of 2025 Named Executive
Officer Compensation—2025 Performance-Based Equity Goals and Payout Results.”
(7)Represents Company Annual Equity Incentives unvested and unearned at December 31, 2025, where performance targets are based on Adjusted EPS-
COMP achievement for the period ending December 31, 2025. The earned portion of the award generally pays out after certification of the performance goals, except for Mr. Walker’s which vests on July 15, 2026 and Ms. Vickery’s which vests 5/8 on the first anniversary of the grant date, and 3/8 on the second anniversary of the grant date. The awards are reported based on the target performance level. For information regarding the portion of the awards actually earned after the compensation committee’s certification of the performance goals, see “Compensation Discussion and Analysis—Key Elements of
2025 Named Executive Officer Compensation—2025 Performance-Based Equity Goals and Payout Results.”
(8)Represents Long-Term Equity Incentives unvested and unearned at December 31, 2025, where performance targets are based on achieving Company-wide or business unit performance goals. These awards were subject to a one-year performance period ending on December 31, 2025, and the earned portions of the awards vest in equal installments on the first three anniversaries of the grant date. The awards are reported based on the target performance level. For information regarding the portion of the awards actually earned after the compensation committee’s certification of the performance goals, see
“Compensation Discussion and Analysis—Key Elements of 2025 Named Executive Officer Compensation—2025 Performance-Based Equity Goals and
Payout Results.”
(9)Represents Long-Term Equity Incentives unvested and unearned at December 31, 2025, where performance targets are based on achieving Company-wide or business unit performance goals. These awards are subject to a three-year performance period ending on December 31, 2027, and the earned portions of the awards cliff-vest on the third anniversary of the grant date. The awards are reported based on the target performance level.
(10)Represents Long-Term Equity Incentives unvested and unearned at December 31, 2025, where performance targets are based on achieving Company-wide or business unit performance goals. These awards are subject to a three-year performance period ending on December 31, 2026, and the earned portions of the awards cliff-vest on the third anniversary of the grant date. The awards are reported based on the target performance level.
(11)Represents the unvested portion of Performance Share awards granted in 2022 that were earned based on 2022 performance. Ms. Vickery’s earned 2022
Performance Shares are 5/8 vested on the first anniversary of the grant date, and 1/8 vested on each of the second, third and fourth anniversaries of the grant date.
(12)Represents the unvested portion of Company Annual Equity Incentives for Mr. Clarke and Long-Term Equity Incentives for Messrs. Netto and King granted in
2024 that were earned based on 2024 performance. Mr. Clarke’s, Mr. Netto’s, and Mr. King’s earned 2024 Company Annual Equity Incentives or Long-Term
Equity Incentives, as applicable, vest in equal installments on the first three anniversaries of the grant date.
(13)Represents the unvested portion of Company Annual Equity Incentives granted in 2024 that were earned based on 2024 performance. Ms. Vickery’s earned
2024 Company Annual Equity Incentives are 5/8 vested on the first anniversary of the grant date and 3/8 vested on the second anniversary of the grant date.
(14)Represent the unvested portion of performance-based equity awards granted in 2023 that were earned based on 2023 performance and which vest in substantially equal installments on the first three anniversaries of the grant date.
(15)Represents Time-Based Equity that vested on February 14, 2026.
(16)Represents Mr. King’s Modified Options. These were inadvertently omitted from prior Outstanding Equity Awards at Fiscal Year-End tables.

2026 Notice of Annual Meeting & Proxy Statement	51

Table of Contents	06. 2025 NAMED EXECUTIVE OFFICER COMPENSATION
2025 Option Exercises and Stock Vested
The table below illustrates the number of stock options exercised and stock vested in 2025 for each of the NEOs:

	OPTION AWARDS		STOCK AWARDS

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Ronald F. Clarke	250,000	63,128,600	21,451	7,902,763
Peter Walker	—	—	—	—
Tom Panther	7,379	738,970	4,525	1,673,215
Alissa B. Vickery	—	—	2,118	740,242
Armando L. Netto	—	—	14,855	5,299,520
Alan King	—	—	8,491	3,160,515
(1)Value realized with respect to (i) option awards is the excess of the price of our common shares on the New York Stock Exchange at the time of exercise over the exercise price and (ii) stock awards is the closing price of our common shares on the New York Stock Exchange on the business day prior to the vesting date. There is no guarantee the NEOs actually received or will receive the value indicated upon the ultimate disposition of the underlying shares of common shares.

52	2026 Notice of Annual Meeting & Proxy Statement

06. 2025 NAMED EXECUTIVE OFFICER COMPENSATION	Table of Contents
Potential Payments Upon Termination or Change in Control
Employment Agreements, Severance and Change in Control Benefits
Ronald F. Clarke
•We entered into an employment agreement with Mr. Clarke in 2010, the key terms of which are:
•The agreement term automatically renews for successive one-year periods unless we provide notice at least 30 days prior to the expiration date.
•Mr. Clarke is entitled to an annual base salary of at least $687,500.
•If we terminate Mr. Clarke’s employment other than for “cause” (as defined below), including through non-renewal of the agreement, Mr. Clarke will receive (1) cash severance payments, in equal monthly installments over 12 months, in an amount equal to 150% of his then-current annual base salary plus any accrued and unpaid vacation, (2) payment of his health insurance premiums for coverage under COBRA in amounts equal to those made immediately prior to his termination until, at his election, the earlier of the expiration of the severance period or his commencement of employment with another employer and (3) continuation of coverage during the severance period under our life and disability insurance plans, if permitted by the terms of the plans.
•The employment agreement includes customary non-competition and non-solicitation provisions that apply during his employment with the Company and for one year thereafter, as well as customary confidentiality and intellectual property provisions and a mutual non-disparagement provision.
“Cause” is defined, in general, to mean: Mr. Clarke’s (1) failure to render services to us, (2) commission of an act of disloyalty, gross negligence, dishonesty or breach of fiduciary duty, (3) material breach of the agreement, (4) commission of any crime or act of fraud or embezzlement, (5) misappropriation of our assets, (6) violation of material policies, (7) commission of acts generating material adverse publicity toward us, (8) commission or conviction of a felony, or (9) death or inability due to disability to perform his essential job functions for a period of three consecutive months.
“Good reason” is defined to mean, following a change in control, and without Mr. Clarke’s written consent: (1) a significant diminution in the nature and scope of his authority, duties or responsibilities; (2) a reduction in his annual base salary or total compensation and benefits in the amount of 10% or more; (3) his principal place of employment is relocated to a place that is more than 25 miles from the prior principal place of employment; or (4) he is required to be away from his office 25% more than was required prior to the change in control.
“Change in control” for purposes of Mr. Clarke’s employment agreement generally has the meaning given to such term in our
2010 Equity Compensation Plan (the “2010 Plan”), which generally means any of the following: (1) the sale by the Company of all or substantially all of its assets or the consummation by the Company of any merger, consolidation, reorganization, or business combination with any person that results in a substantial change in ownership or leadership, as further described in the definition; (2) the acquisition directly or indirectly by any person or group of beneficial ownership of securities entitled to vote generally in the election of directors of the Company that represent 30% or more of the combined voting power of the
Company’s then-outstanding voting securities, subject to certain exceptions as described in the definition; (3) turnover of a majority of the Board, subject to certain exceptions; and (4) the approval by the Company’s shareholders of a liquidation or dissolution of the Company, subject to certain exceptions.
Other NEOs
We provided offer letters to Messrs. Walker, Netto and King (and, during his employment, Mr. Panther) in connection with their hiring or promotion. As a matter of policy, if any of our NEOs, other than Mr. Clarke, is terminated by us for any reason other than for cause, we will (1) pay cash severance in the amount of one year of continuation of their then-current base salary and
(2) provide health benefits for one year, each upon execution of a general release. If such termination occurs due to a change in control, we will also pay his or her annual bonus for the year of termination, if applicable, at the target level. Mr. Panther resigned from the Company effective March 15, 2025, and he was not entitled to any severance compensation or enhanced benefits in connection with such resignation.
Equity Awards
Our NEOs also have rights under outstanding equity awards, which will accelerate as follows: (1) if there is a change in control and (a) the award is not continued in full force and effect or there is no assumption or substitution of the award (as described in the applicable award agreement) in connection with such change in control or (b) the NEO is terminated without cause (as defined in the 2010 Plan) or resigns for good reason (as defined in the 2010 Plan) within two years following the change in control, unvested equity awards will accelerate (a “double trigger”); (2) in the event of retirement, death or disability, other than

2026 Notice of Annual Meeting & Proxy Statement	53

Table of Contents	06. 2025 NAMED EXECUTIVE OFFICER COMPENSATION
for Mr. Clarke, all unvested equity awards that are scheduled to vest in the year in which the retirement, death or disability occurs will vest (with the remainder being forfeited).
Quantification of Potential Payments
The table below illustrates the potential payments to the NEOs (other than Mr. Panther, who was not entitled to any severance compensation or enhanced benefits in connection with his resignation) upon a termination of employment in various circumstances, including in connection with a change in control. In preparing the table, we assumed the triggering event occurred on December 31, 2025.

Name	Severance Amount(1) ($)	Accelerated Vesting of Equity Awards(2) ($)	Benefits(3) ($)	Total ($)

Ronald F. Clarke
Termination without cause	2,100,000	—	33,741	2,133,741
Termination for good reason or termination without cause following a change in control	2,100,000	13,747,987	33,741	15,881,728
Change in control	—	—	—	—
Retirement, death or disability	—	—	—	—
Peter Walker
Termination without cause	600,000	—	5,623	605,623
Termination without cause following a change in control	600,000	2,268,410	5,623	2,874,033
Termination for good reason following a change in control	—	2,268,410	—	2,268,410
Change in control	—	—	—	—
Retirement, death or disability	—	1,698,148	—	1,698,148
Alissa B. Vickery
Termination without cause	300,000	—	—	300,000
Termination without cause following a change in control	300,000	641,118	—	941,118
Termination for good reason following a change in control	—	641,118	—	641,118
Change in control	—	—	—	—
Retirement, death or disability	—	504,926	—	504,926
Armando L. Netto
Termination without cause	550,000	—	37,460	587,460
Termination without cause following a change in control	550,000	6,715,568	37,460	7,303,028
Termination for good reason following a change in control	—	6,715,568	—	6,715,568
Change in control	—	—	—	—
Retirement, death or disability	—	4,128,916	—	4,128,916
Alan King
Termination without cause	450,000	—	32,924	482,924
Termination without cause following a change in control	450,000	5,113,302	32,924	5,596,226
Termination for good reason following a change in control	—	5,113,302	—	5,113,302
Change in control	—	—	—	—
Retirement, death or disability	—	3,004,302	—	3,004,302
(1)For Mr. Clarke, represents 150% of his then-current annual base salary and any accrued vacation. For Mr. Walker, Ms. Vickery, Mr. Netto and Mr. King,
represents one year of their then-current annual base salary. The Company does not hold an offer letter or other individual agreement with Ms. Vickery. For purposes of this disclosure, we have assumed that Ms. Vickery would receive cash severance compensation similar to other non-CEO NEOs.
(2)Under our 2010 Plan and the stock option, restricted share and restricted stock unit agreements with each named executive officer, all awards are subject to double trigger vesting in the event of a change in control. The treatment of such awards in the event of certain other terminations of employment is described above under the heading “Equity Awards.” The value shown above with respect to a change in control represents the value of the unvested options, restricted shares and restricted stock units held by the NEOs at December 31, 2025, assuming a value of $300.93 per share, the closing price of our common shares on the New York Stock Exchange on December 31, 2025, for which vesting would be accelerated. The value shown above with respect to retirement, death or disability represents the value of the portion of the awards that are scheduled to vest in the year in which the retirement, death or disability occurs, which portion would vest upon such events. For options with an exercise price above the closing price of our common shares on
December 31, 2025, accelerated vesting value was assumed as zero.
(3)Represents payment of medical, dental and vision benefits for 12 months.

54	2026 Notice of Annual Meeting & Proxy Statement
07. Equity Compensation Plan Information
The table below sets forth information, as of December 31, 2025, with respect to the 2010 Plan, which is our only equity compensation plan under which common shares are authorized for issuance:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
Plan Category	(a)	(b)	(c)

Equity Compensation Plans Approved by Security Holders	3,309,248	$227.70	2,520,941
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	3,309,248	$227.70	2,520,941
(1)Includes performance-based awards assuming the maximum level of performance, which may overstate the dilution associated with such awards.
(2)The weighted-average exercise price relates to outstanding stock options only. The Company’s other equity awards have no exercise price.
(3)All of the shares available under the 2010 Plan may be issued for awards, such as restricted stock, in addition to options, warrants or rights.

2026 Notice of Annual Meeting & Proxy Statement	55
08. Compensation Committee Report
The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the compensation committee recommended to the Board that the
Compensation Discussion and Analysis be included in this Proxy Statement and in our Annual Report on Form 10-K for the
fiscal year ended December 31, 2025.
Compensation Committee
•Joseph W. Farrelly (Chair)
•Annabelle Bexiga
•Thomas M. Hagerty
•Hala G. Moddelmog
•Steven T. Stull

56	2026 Notice of Annual Meeting & Proxy Statement
09. Compensation Committee Interlocks and
Insider Participation
None of our executive officers currently serves on the compensation committee or board of directors of any other company of which any member or proposed member of our compensation committee is an executive officer.

2026 Notice of Annual Meeting & Proxy Statement	57
10. CEO Pay Ratio
As required by item 402(u) of Regulation S-K, the compensation committee reviewed a comparison of our CEO’s annual total compensation in fiscal year 2025 to that of all other Company employees for the same period. We identified our median employee by determining December 2025 pay (which was our consistently applied compensation measure for purposes of this disclosure) for all of our employees (as defined for purposes of Item 402(u) of Regulation S-K), excluding our CEO, who were employed by us on December 31, 2025. For this purpose, the total pay for each employee was determined by calculating such employee’s total December 2025 compensation using the same categories of compensation that are required to be included in the Summary Compensation Table. We then annualized that total for each employee, but did not annualize the compensation for temporary or seasonal employees or make full-time equivalent adjustments. We did not make any cost-of-living adjustments when identifying our median employee. We applied a foreign currency to U.S. dollar exchange rate to the compensation paid in foreign currency based on average rates for 2025.
The annual total compensation for fiscal year 2025 for our CEO was $3,406,867, as set forth in the 2025 Summary
Compensation Table above, and for our median employee it was $52,527, making the resulting ratio approximately 65 to 1.
This was calculated, in a manner consistent with Item 402(u) of SEC Regulation S-K, based on our payroll and employment records. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow reporting companies to adopt a variety of methodologies, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratios reported by other companies may not be comparable to the pay ratio set forth above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Approximately 64% of our employees are located outside of the U.S., in several different countries. In several of these countries the cost of living is much lower than in the U.S., as is employee compensation. In light of this, we also conducted a review of compensation for our employees located only in the U.S. We included all such employees, and calculated the median of such employees using the same definitions and methodology as described above with respect to our full employee group. We determined that the annual total compensation of the median compensated U.S.-based employee, other than our
CEO, was $84,222. The ratio of our CEO’s annual total compensation to that of such U.S.-based employee was approximately
40 to 1.

58	2026 Notice of Annual Meeting & Proxy Statement
11. Pay Versus Performance Disclosure
As required by the pay versus performance rules adopted by the SEC (“PVP Rules”), the below Pay Versus Performance table
(“PVP Table”) provides information about compensation for this Proxy Statement’s NEOs, as well as NEOs from our 2024,
2023, 2022, and 2021 Proxy Statements (each of 2021, 2022, 2023, 2024, and 2025, a “Covered Year”). The PVP Table also provides information about the results for certain financial performance measures during those same Covered Years. In reviewing this information, there are a few important things to consider:
•The information in columns (b) and (d) comes directly from this and prior years’ Summary Compensation Tables, without adjustment;
•As required by the PVP Rules, we describe the information in columns (c) and (e) as “compensation actually paid” (or
“CAP”) to the applicable NEOs, but these CAP amounts do not entirely reflect compensation that our NEOs actually earned for their service in the Covered Years. Instead, CAP reflects a calculation involving a combination of realized pay
(primarily for cash amounts) and realizable or accrued pay (primarily for equity awards); and
•As required by the PVP Rules, we provide information about our total shareholder return (“TSR”) results, PVP Peer Group
(as defined below) TSR results and U.S. GAAP net income results (the “External Measures”) during the Covered Years in the PVP Table, but we did not actually base any compensation decisions for the NEOs on, or link any NEO pay to, these particular External Measures because the External Measures were not metrics used in our incentive plans during the
Covered Years.
Due to the use of the Adjusted EPS-COMP in our Company Annual Equity Incentive, the Company has determined that, pursuant to the PVP Rules, Adjusted EPS-COMP should be designated as the “Company-Selected Measure” because we believe it is the most important financial measure that we used to link 2025 NEO pay to our performance.
Pay Versus Performance Table(1)

			Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:

Year	Summary Compensation Table (“SCT”) Total for PEO ($)	Compensation Actually Paid to PEO(2) ($)			Total Shareholder Return(3) ($)	Peer Group Total Shareholder Return(4) ($)	Net Income(5) ($ in millions)	Company- Selected Measure: Adjusted EPS-COMP(6) ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2025	3,406,867	2,722,552	5,022,245	3,477,820	110.30	132.06	1,070	21.06
2024	28,050,998	48,357,542	4,025,133	5,546,679	124.04	131.72	1,004	19.49
2023	2,669,024	21,140,906	3,076,074	5,914,216	103.58	119.87	982	17.18
2022	3,986,998	(24,347,434)	3,883,399	208,386	67.32	78.81	954	15.54
2021	57,923,473	31,186,881	4,524,830	2,515,971	82.04	95.30	839	12.66
(1)Mr. Clarke was our principal executive officer (“PEO”) for the full year for each of 2025, 2024, 2023, 2022 and 2021. For 2025, our non-PEO NEOs were Mr.
Walker, Mr. Panther, Ms. Vickery, Mr. Netto and Mr. King. For 2024 and 2023, our non-PEO NEOs were Mr. Panther, Ms. Vickery, Mr. Netto and Mr. King.
For 2022, our non-PEO NEOs were Ms. Vickery, Charles Freund, Mr. Netto, Mr. King, Alexey Gavrilenya and John Coughlin. For 2021, our non-PEO NEOs
were Mr. Freund, Mr. Coughlin, Mr. Gavrilenya and Mr. Netto.
(2)For each of Covered Year, in determining both the CAP to our PEO and the average CAP to our non-PEO NEOs for purposes of this PVP Table, we deducted from or added back to the total amounts of compensation reported in column (b) or column (d) (as applicable) for such Covered Year certain amounts, including the following amounts for 2025:

2026 Notice of Annual Meeting & Proxy Statement	59

Table of Contents	11. PAY VERSUS PERFORMANCE DISCLOSURE

Item and Value Added (Deducted)	2025

For Mr. Clarke: Summary Compensation Table Total:	$3,406,867

- SCT “Stock Awards” and "Option Awards" columns value	($2,000,120)
+ year-end fair value of outstanding equity awards granted in Covered Year that were outstanding as of Covered Year-end	$1,994,037
+/- change in fair value (from prior year-end to Covered Year-end) of outstanding equity awards granted in prior years that were outstanding as of Covered Year-end	(1,513,744)
+ vesting date fair value of equity awards granted and vested in Covered Year	—
+/- change in fair value (from prior year-end to vesting date) of prior-year equity awards vested in Covered Year	$835,512
- fair value as of prior fiscal year-end of stock awards and option awards granted in prior fiscal years that failed to meet applicable vesting conditions during fiscal year	—
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	—
+ includable dividends/earnings on equity awards during Covered Year	—
Compensation Actually Paid:	$2,722,552

For Non-PEO NEOs (Average): Summary Compensation Table Total:	$5,022,245

- SCT “Stock Awards” and "Option Awards" columns value	($4,422,049)
+ year-end fair value of outstanding equity awards granted in Covered Year that were outstanding as of Covered Year-end	$3,380,202
+/- change in fair value (from prior year-end to Covered Year-end) of outstanding equity awards granted in prior years that were outstanding as of Covered Year-end	($534,395)
+ vesting date fair value of equity awards granted and vested in Covered Year	$368,079
+/- change in fair value (from prior year-end to vesting date) of prior-year equity awards vested in Covered Year	$746,611
- fair value as of prior fiscal year-end of stock awards and option awards granted in prior fiscal years that failed to meet applicable vesting conditions during fiscal year	(1,082,873)
- prior year-end fair value of prior-year equity awards forfeited in Covered Year	—
+ includable dividends/earnings on equity awards during Covered Year	—
Compensation Actually Paid:	$3,477,820
(3)For each Covered Year, our TSR was calculated as the yearly percentage change in our cumulative total shareholder return on our common shares, par value $0.001 per share, measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for a period beginning with our closing price on the
NYSE on December 31, 2020 through and including the last day of the fiscal year covered (each one-year, two-year, three-year, four-year, and five-year period, the “Measurement Period”), assuming dividend reinvestment, plus (ii) the difference between our closing stock price at the end versus the beginning of the Measurement Period, divided by (b) our closing share price at the beginning of the Measurement Period. Each of these yearly percentage changes was then applied to a deemed fixed investment of $100 at the beginning of the Measurement Period to produce the Covered Year-end values of such investment as of the end of 2025, 2024, 2023, 2022 and 2021, as applicable. Because Covered Years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.
(4)For purposes of this pay versus performance disclosure, our peer group is the S&P 500® Data Processing & Outsourced Services Sub Industry Index (the
“PVP Peer Group”). For each Covered Year, our peer group cumulative total shareholder return was calculated based on a deemed fixed investment of $100 through the Measurement Period, assuming dividend reinvestment, in the PVP Peer Group.
(5)Net income is calculated in accordance with United States Generally Accepted Accounting Principles.
(6)Adjusted EPS-COMP is Adjusted EPS (or adjusted net income per diluted share), calculated as defined in Appendix A, further adjusted to exclude the impact of (a) the macro-environment (including foreign exchange rates, fuel prices, tax rates, fuel price spreads and interest rate fluctuations), and (b) acquisitions and divestitures.

60	2026 Notice of Annual Meeting & Proxy Statement

11. PAY VERSUS PERFORMANCE DISCLOSURE	Table of Contents
The charts below provide, across the Covered Years, (1) a comparison between our cumulative TSR and the cumulative TSR of the PVP Peer Group, and (2) illustrations of the relationships between (A) the CAP to the PEO and the average CAP to our non-PEO NEOs (in each case as set forth in the PVP Table above) and (B) each of the performance measures set forth in columns (f), (h) and (i) of the PVP Table above.
For a discussion of how our compensation committee assessed “pay-for-performance” and how our executive compensation program is designed to link executive compensation with the achievement of our financial and strategic objectives as well as shareholder value creation each year, see the “Compensation Discussion and Analysis” section in this Proxy Statement.
The table below lists the financial performance measures that we believe represent the most important financial performance measures we used to link CAP to our NEOs for 2025 to our performance:

Most Important Financial Performance Measures

Adjusted EPS-COMP
GAAP Revenue, as adjusted
Vehicle Payments Sales, as adjusted
TSR and Peer TSR vs. Compensation Actually Paid

2026 Notice of Annual Meeting & Proxy Statement	61

Table of Contents	11. PAY VERSUS PERFORMANCE DISCLOSURE
Net Income vs. Compensation Actually Paid
Adjusted EPS-COMP vs. Compensation Actually Paid

62	2026 Notice of Annual Meeting & Proxy Statement
12. Certain Relationships and Related-Party
Transactions
Our audit committee is responsible for reviewing and approving transactions with the Company involving $120,000 or more in any calendar year, and in which certain related persons have a direct or indirect material interest. A related person is: (1) any of our directors, nominees for director or executive officers, (2) any immediate family member of a director, nominee for director or executive officer, and (3) any person, and his or her immediate family members, or entity that was a beneficial owner of 5% or more of any of our outstanding equity securities at the time the transaction occurred or existed. The policy does not apply to compensation and benefits subject to compensation committee approval, transactions below certain dollar thresholds in which the related party’s interest is indirect and other specified transactions. Our policy is published on our website at https://investor.corpay.com.
There were no related-party transactions in 2025.

2026 Notice of Annual Meeting & Proxy Statement	63
13. Delinquent Section 16(A) Reports
Section 16(a) of the Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of our common shares to file reports of their ownership and changes in ownership of our common shares with the SEC. Our employees prepare these reports for our directors and executive officers who request it on the basis of information obtained from them and from our records. Based on information available to us during fiscal year 2025, and representations made to us by the reporting persons, we believe that all reports were made in a timely manner other than one report for each of Ms.
Vickery and Messrs. Walker and Stull which reported one transaction, one report for each of Messrs. Panther and Netto which reported two transactions, and one report for Mr. King which reported three transactions, all of which were filed late due to administrative error.

64	2026 Notice of Annual Meeting & Proxy Statement
14. Five Year Stock Performance Graph
The graph assumes $100 invested on December 31, 2020, at the closing per share price of our common shares on that day
($272.83) through December 31, 2025, and compares (a) the percentage change of our cumulative total shareholder return on the common shares (as measured by dividing (i) the difference between our share price at the end and the beginning of the period presented by (ii) the share price at the beginning of the periods presented) with (b) (i) the Russell 2000 Index, (ii) the
S&P 500® Data Processing & Outsourced Services Index and (iii) the S&P 500® Index.

$200.00
$100.00
$—
2020
2021
2022
2023
2024
2025
Corpay
S&P 500® Data Processing & Outsourced Services Index
Russell 2000 Index
S&P 500® Index

2026 Notice of Annual Meeting & Proxy Statement	65
15. Audit Committee Report
Our audit committee operates under a written charter adopted by the Board. It is available on our website at https://
investor.corpay.com under Governance. The audit committee reviews the charter annually.
The Board reviews annually the NYSE’s listing standards definition of independence for audit committee members to determine that each member of the audit committee meets the standards. The Board has determined that Mr. Macchia and Mr.
Throop are “audit committee financial experts” as defined by SEC rules.
The Board has the ultimate authority for effective corporate governance, including oversight of management. The audit committee assists the Board in fulfilling its responsibilities by overseeing the Company’s accounting and financial reporting processes, the audits of the Company’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as the Company’s independent auditor, and the performance of the Company’s internal audit function.
The audit committee relies on the expertise and knowledge of management, the internal audit function and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Management is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of the Company’s system of internal control. Ernst & Young LLP (“EY”), our independent auditor, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with GAAP. The independent auditor also is responsible for expressing an opinion on the effectiveness of our internal control over financial reporting.
The audit committee held seven meetings in 2025. In connection with the audit of our consolidated financial statements for the year ended December 31, 2025, the audit committee, among other actions:
•Reviewed and discussed the Company’s earnings press release, consolidated financial statements and its annual report on Form 10-K, with management and the independent auditor
•Reviewed with management and the independent auditor management’s assessment of the effectiveness of our internal control over financial reporting
•Reviewed with the independent auditor and management, the audit scope of the independent auditor, including critical audit matters
•Inquired about significant risks, reviewed the Company’s policies for risk assessment and risk management and assessed the steps management is taking to control these risks, and
•Met in executive session with the independent auditor
The audit committee has reviewed and discussed with management and the independent auditor our 2025 audited consolidated financial statements, and the independent auditor’s report on those financial statements. Management represented to the audit committee that the Company’s financial statements were prepared in accordance with GAAP. EY presented the matters required to be discussed with the audit committee by the applicable requirements of the Public
Company Accounting Oversight Board (United States) and the SEC. This review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s consolidated financial statements and related footnotes, including the disclosures relating to critical accounting policies.

66	2026 Notice of Annual Meeting & Proxy Statement

15. AUDIT COMMITTEE REPORT	Table of Contents
The audit committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. EY has audited the Company’s consolidated financial statements annually since it was first appointed in 2002. Consistent with its charter, the audit committee, along with the Company management and internal auditors, reviewed
EY’s performance as part of the audit committee’s consideration of whether to reappoint the firm as our independent auditors.
As part of this review of EY, the audit committee considered independence and objectivity, quality of service, evaluations by our management and internal auditors, the quality and candor of communications with the audit committee and management, the length of time the audit firm has served as our independent auditors, the fees for audit and non-audit services, capability and expertise in the financial services industry and in handling the breadth and complexity of our worldwide operations, the audit approach, and size and reputation. As part of its auditor engagement process, the audit committee considers whether to rotate the independent audit firm, and periodically solicits competitive bids for the independent auditor engagement to help ensure the competitiveness of the independent auditor with respect to each of the factors set forth above.
In evaluating the independence of EY, the Audit Committee has (i) received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding the audit firm’s communications with the audit committee concerning independence, and (ii) discussed with EY the firm’s independence from the Company and management.
The audit committee also evaluates the selection of the lead audit partner, including their qualifications and performance, most recently appointing the current lead partner in 2024. The process involved consultation with EY and meetings with several candidates, and facilitated involvement of the incoming lead partner in various 2023 meetings to provide an orderly transition in
2024.
Based on the criteria described above, the audit committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC. The audit committee has selected Ernst & Young LLP as the independent registered public accounting firm for fiscal year 2026 subject to shareholder ratification. The Board is recommending that shareholders ratify this selection at the annual meeting.
Audit Committee
•Richard Macchia (Chair)
•Rahul Gupta
•Archie L. Jones, Jr.
•Gerald Throop

2026 Notice of Annual Meeting & Proxy Statement	67
16. Audit Matters
Fees Billed by Ernst & Young LLP
The table below illustrates fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended December 31, 2025 and 2024, and fees billed for other services rendered by Ernst &
Young LLP during those periods.

	Year Ended December 31 (in $)

	2025(1)	2024

Audit Fees	15,163,661	10,073,000
Audit Related Fees	2,897,117	1,458,000
Tax Fees	1,859,858	748,000
All Other Fees	4,000	4,000
Total	19,924,636	12,283,000
(1)Increase due to a higher level of transactions during the year vs. prior year.
Audit Fees
These amounts represent fees for professional services for the audit of our annual consolidated financial statements and the services that an independent auditor would customarily provide in connection with subsidiary audits, statutory requirements, regulatory filings and similar engagements for the fiscal year, such as comfort letters, attest services, consents and assistance with review of documents filed with the SEC, as applicable.
Audit Fees also include advice on accounting matters that arose in connection with or as a result of the audit or the review of periodic consolidated financial statements and statutory audits that non-U.S. jurisdictions require.
Audit Related Fees
Audit related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. This category may include fees related to the performance of audits and attest services not required by statute or regulations, audits of our employee benefit plans, due diligence related to mergers, acquisitions, and investments, additional revenue and license compliance procedures related to performance of the review or audit of our financial statements, and accounting consultations about the application of GAAP to proposed transactions.
Tax Fees and All Other Fees
Fees and expenses paid to our Ernst & Young LLP for tax compliance, planning and advice. The audit committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of Ernst &
Young LLP. None of the services related to the fees described above was approved pursuant to the waiver of pre-approval provisions set forth in the SEC rules.

68	2026 Notice of Annual Meeting & Proxy Statement

16. AUDIT MATTERS	Table of Contents
Policy on Audit Committee Pre-Approval of Audit and
Permissible Non-Audit Services of Independent Auditor
The audit committee has established a policy for pre-approval of audit and permissible non-audit services provided by the independent auditor and is responsible for fee negotiations with the independent auditor. Each year, the audit committee approves the terms on which the independent auditor is engaged for the ensuing fiscal year. At least quarterly, the committee will review and, if appropriate, pre-approve services to be performed by the independent auditor, review a report summarizing fiscal year-to-date services provided by the independent auditor, and review an updated projection of the fiscal year’s estimated fees. The audit committee, as permitted by its pre-approval policy, from time to time delegates the approval of certain permitted services or classes of services to a member of the committee. The committee will then review the delegate’s approval decisions each quarter. Independent auditor fees are evaluated based on the scope of the proposed work, the overall hours and fees and a reconciliation of overall hours and fees from one year to the next, reasonable and customary fees in the industry, periodic competitive bids, expected increases and decreases based on changes in the Company’s business and other changes such as new acquisitions, expected decrease in hours in the second and subsequent years of ownership of an acquired company, and expected impact of any new processes.

2026 Notice of Annual Meeting & Proxy Statement	69
17. Proposal 1: Election of Directors
Our Board of Directors currently consists of twelve members. Except for our CEO, all of our directors are independent under the NYSE rules.
Each of our directors—Annabelle Bexiga, David L. Bunch, Ronald F. Clarke, Joseph W. Farrelly, Rahul Gupta, Thomas M.
Hagerty, Archie L. Jones, Jr., Richard Macchia, Hala G. Moddelmog, Jeffrey S. Sloan, Steven T. Stull and Gerald Throop—will stand for election to the Board for a one-year term. If elected, each director nominee will hold office until the next annual meeting and until his or her successor is elected and qualified, or until their earlier resignation, removal or other termination of service. The accompanying proxy will be voted in favor of each individual to serve as a director unless the shareholder indicates to the contrary on the proxy. The Board expects that each of the nominees will be available to serve, but if any of them is unable to serve at the time the election occurs, the Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee.
Our Board of Directors recommends that you vote “FOR” each of the director nominees named above.

70	2026 Notice of Annual Meeting & Proxy Statement
18. Proposal 2: Ratification of Ernst & Young LLP
as Our Independent Registered Public Accounting
Firm for Fiscal Year 2026
The audit committee of the Board has selected Ernst & Young LLP as the independent registered public accounting firm for fiscal year 2026. Shareholder ratification of the appointment is not legally required but the audit committee has decided to request that the shareholders ratify the appointment. A representative of Ernst & Young LLP will be present at the annual meeting to answer appropriate questions from shareholders and will have the opportunity to make a statement on behalf of the firm, if desired.
If this proposal is not approved by our shareholders at the annual meeting, the audit committee will reconsider its selection of
Ernst & Young LLP. Even if the selection is ratified, the audit committee may, in its discretion, select a different registered public accounting firm at any point during the year if it determines that making a change would be in the best interests of the
Company and our shareholders.
Our Board of Directors recommends that you vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2026.

2026 Notice of Annual Meeting & Proxy Statement	71
19. Proposal 3: Advisory Vote to Approve Named
Executive Officer Compensation
Our Board and our shareholders have determined to hold an advisory vote on executive compensation, as required pursuant to Section 14A of the Exchange Act, every year. Accordingly, we are asking shareholders to vote to approve the 2025 compensation of our named executive officers as such compensation is disclosed pursuant to Item 402 of the SEC’s
Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and other narrative compensation disclosures required by Item 402. This Proxy Statement contains all of these required disclosures. The following resolution is submitted:
RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of the SEC’s
Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and other narrative compensation disclosure set forth in this Proxy Statement is hereby APPROVED.
Because the vote on this proposal is advisory, it will not affect compensation already paid or awarded to any named executive officer and will not be binding on the Company, the Board, or the compensation committee. The Board and compensation committee, however, will review the voting results and take into account the outcome in determining future annual compensation for the named executive officers.
We currently conduct a say-on-pay vote annually. Our next say-on-pay vote is expected to occur at the 2027 annual meeting of shareholders.
Our Board of Directors recommends that you vote “FOR” the approval of named executive officer compensation as set forth above.

72	2026 Notice of Annual Meeting & Proxy Statement
20. Proposal 4: Shareholder Proposal for
Independent Board Chairman
Shareholders request that the Board of Directors adopt an enduring policy, and amend the governing documents as necessary including the Corporate Governance Guidelines in order that 2 separate people hold the office of the Chairman and the office of the CEO as soon as possible.
The Chairman of the Board shall be an Independent Director. A Lead Director shall not be a substitute for an independent
Board Chairman.
The Board shall have the discretion to select an interim Chairman of the Board, who is not an Independent Director, to serve while the Board is required to seek an Independent Chairman of the Board on an accelerated basis. This policy could be phased in when there is a contract renewal for our current CEO or for the next CEO transition although it is better to adopt it now.
An independent Board Chairman at all times improves corporate governance by bringing impartiality, objective oversight, and external expertise to board decisions, mitigating conflicts of interest, enhancing transparency, and boosting shareholder confidence.
This detached perspective allows the chairman to focus on shareholder interests, strengthen management accountability, and provide critical checks and balances, ultimately contributing to long-term sustainability and credibility.
This proposal received 48%-support at the 2024 CPAY annual meeting. This 48%-support would have exceeded 50%
comfortably if all Corpay shareholders had access to independent proxy voting advice.
Now could be a ripe time for this policy since Corpay stock was at $329 in 2020 and was down to $255 in late 2025 despite a robust stock market.
Plus challenging news reports regarding Corpay emerged in 2025.
Multiple law firms, including Purcell & Lefkowitz LLP and Wohl & Fruchter, announced investigations into Corpay and
AvidXchange (which Corpay is acquiring a stake in) on behalf of shareholders.
These investigations question whether Corpay’s directors breached their fiduciary duties and if the acquisition price for
AvidXchange was fair to its public shareholders, as certain AvidXchange management members are rolling over their equity rather than cashing out like public shareholders.
Corpay’s stock experienced significant declines during 2025, falling 21% since the beginning of the year and 31% below its 52-
week high. This was attributed to various factors, including:
Broader sector headwinds and negative reaction in the financial technology space, sometimes triggered by mixed results from peer companies like Fiserv.
Specific challenges highlighted in Q1 2025 earnings calls, such as a $6 million shortfall due to unfavorable fuel price spreads and an expected $10-$15 million impact on cross-border revenue from U.S. tariff policies.
Rising interest expenses also contributed to shareholder caution.
Corpay announced in March 2025 that its Chief Financial Officer was leaving to join a non-profit firm. High-level executive departures can sometimes be viewed unfavorably by shareholders seeking stability.
Please vote yes: Independent Board Chairman - Proposal 4

2026 Notice of Annual Meeting & Proxy Statement	73

Table of Contents	20. PROPOSAL 4: SHAREHOLDER PROPOSAL FOR INDEPENDENT BOARD CHAIRMAN
Board of Directors Statement of Opposition
The Board recommends a vote AGAINST this proposal, submitted by John Chevedden, whose address and share ownership will be furnished promptly by the Company upon receipt of an oral or written request.
The Board has carefully considered the shareholder proposal and believes that permanently prescribing a leadership structure for the
Company and requiring the appointment of an independent Board Chairman is not in the best interests of the Company or its shareholders.
The Board believes that it should have the flexibility to consider all relevant factors and select the most appropriate leadership structure for the Company’s circumstances, at any given time. The current Board leadership structure, together with the Board’s other practices described below and elsewhere in this Proxy Statement, already provides effective independent oversight of management, promotes Board accountability and responsiveness to shareholders, and facilitates our execution on strategic priorities. The appointment of a Lead Independent Director precludes the need to permanently separate the role of CEO and Chairman of the Board.
The Lead Independent Director serves a one-year term, which expires at each annual meeting of shareholders. Currently, Mr. Stull, an independent Director, is the Lead Independent Director. Mr. Stull has served as Lead Independent Director since 2020, with his term ending at the annual meeting. The Board expects that, if elected at the annual meeting, Mr. Stull will be appointed to serve another term as Lead Independent Director until the 2027 annual meeting.
Mr. Stull is the Founder and CEO of Advantage Capital Partners, a private equity firm, which, since formation, has invested $4.1 billion in over 900 companies, spanning a diverse array of industry sectors. Prior to founding Advantage Capital Partners, Mr. Stull served for nine years as an executive in the investment department of General American Life Insurance Company, heading its securities division and personally managing its high yield, convertible, and preferred stock portfolios. Mr. Stull has served as a director for public and private companies, including serving as member of audit and compensation committees. Mr. Stull is nationally recognized for his leadership efforts in small business capital formation, particularly for businesses located in distressed or underserved communities.
He was recognized by Ernst & Young as Entrepreneur of the Year for his sponsorship of entrepreneurship in Louisiana. Because of
Mr. Stull’s extensive experience serving customers similar to the Company, his guidance and advice as a member of the Board has been instrumental in the achievement of approximately 20% CAGR Adjusted EPS growth since going public in 2010. As a highly accomplished executive, his intimate knowledge of the Company’s business experienced through many business cycles has made him a highly effective Company director and an extraordinarily qualified Lead Independent Director. Also, he holds an MBA and bachelor’s degree in finance and economics from Washington University in St. Louis. He has earned the Fellow Life Management
Institute/Master designation and the right to use the Chartered Financial Analyst designation.
Our Corporate Governance Guidelines provide the Board with the flexibility to determine the optimal leadership structure, including separating the positions of Chair and CEO if circumstances warrant. The Board believes that the Directors are best positioned to lead this evaluation given their knowledge of the Company’s leadership team, strategic goals, opportunities and challenges. When the
Board established the position of a Lead Independent Director, it assigned the following powers and responsibilities:
•Preside at all meetings of the Board at which the Chair of the Board is not present;
•Preside over executive sessions of the non-employee directors;
•Serve as liaison between the non-employee directors and the Chair and CEO;
•Call meetings of non-employee directors, with appropriate notice;
•Coordinate with the Chair and CEO on meeting schedules, agendas and information provided to the Board;
•Be available for consultation with significant stockholders if so requested; and
•Exercise and perform such other powers and duties as may be assigned to the Lead Independent Director by the Board from time to time.
Most companies in the S&P 500 do not take a rigid approach to Board leadership structure. According to a 2023 report on Board
Leadership and Structure by the Conference Board, 76% of companies in the S&P 500 provide their boards with flexibility to determine its leadership structure and only 17% state that the CEO and Chair role should be separated. In addition, there is no evidence supporting the claim that an independent Chair would improve the Company’s or the Board’s effectiveness. Instead, the
Board believes that the current Board leadership structure leads to certain efficiencies and allows the Company to speak with one, clear, unified voice as it tackles the many challenges and opportunities it faces.
Moreover, Corpay utilizes robust corporate governance practices, as described in more detail in the Corpay, Inc. Corporate
Governance Guidelines at https://investor.corpay.com, including maintaining strong, independent oversight on behalf of stockholders and consistently ensuring that each Board committee is led by and composed of independent Directors.
Given the demonstrated successes of the Company’s Chair and CEO, the robust role and responsibilities of our Lead Independent
Director and Corpay’s strong Board and corporate governance practices, the Board believes it is in the best interests of the Company and its stockholders to maintain the flexibility to determine the appropriate leadership structure for the Company.
The Board of Directors believes that this proposal is not in the best interests of the Company or our stockholders and unanimously recommends that you vote “AGAINST” this proposal.

74	2026 Notice of Annual Meeting & Proxy Statement
21. Other Business
We know of no other business to be considered at the meeting and the deadline for shareholders to submit proposals or nominations has passed. However, if other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, and you have properly submitted your proxy, then the named proxies will vote your shares on those matters according to their best judgment.

2026 Notice of Annual Meeting & Proxy Statement	75
22. Additional Information
Shareholder Proposals
Any proposal that a shareholder wishes to be considered for inclusion in our Proxy Statement and Proxy Card for the 2027 annual meeting of shareholders must comply with the requirements of Rule 14a-8 under the Exchange Act and be received no later than December 11, 2026 at the following address, Corpay, Inc., Attention: Corporate Secretary, 3280 Peachtree Road,
Suite 2400, Atlanta, Georgia 30305.
However, in the event that the annual meeting is called for a date that is not within 30 days before or after May 7, 2027, notice must be received a reasonable time before we begin to print and mail our proxy materials for the 2027 annual meeting of shareholders.
If a shareholder wishes to present a proposal before the 2027 annual meeting but does not wish to have a proposal considered for inclusion in our Proxy Statement and proxy in accordance with Rule 14a-8 or to nominate someone for election as a director, the shareholder must give written notice to our Corporate Secretary at the address noted above. To be timely, a shareholder’s notice to the Corporate Secretary must be received no earlier than January 7, 2027, which is 120 days prior to the anniversary of this year’s annual meeting, and no later than February 6, 2027, which is 90 days prior to the anniversary of this year’s annual meeting. However, in the event that the annual meeting is called for a date that is not within thirty days before or after May 7, 2027, notice by the shareholder must be received by the later of the tenth day following the date of the public announcement and the 90th day prior to the annual meeting. Our Bylaws contain specific procedural requirements regarding a shareholder’s ability to nominate a director or submit a proposal to be considered at a meeting of shareholders.
The Bylaws are available on our website at https://investor.corpay.com under Governance.
Universal Proxy Rules
In addition to satisfying the requirements under our Bylaws, if a shareholder intends to comply with the universal proxy rules and to solicit proxies in support of director nominees other than the Company’s nominees, the shareholder must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to our Corporate Secretary at the address noted above no later than 60 calendar days prior to the one-year anniversary of this year’s annual meeting (for the 2027 annual meeting, no later than March 8, 2027). However, in the event that the 2027 annual meeting is called for a date that is not within thirty days of May 7, 2027, notice by the shareholder must be received by the later of (i) the 135th day before such annual meeting or (ii) the tenth day following Corpay’s first public announcement of the date of such meeting.
Solicitation of Proxies
The Company is paying the costs of the solicitation of proxies. We have retained D.F. King & Co., Inc. to assist in the solicitation of proxies from beneficial owners of shares for the annual meeting. We have agreed to pay D.F. King a fee of approximately $20,000 per year plus out-of-pocket expenses. You may contact D.F. King at (888) 548-6498.
Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. These solicitations may be made personally or by mail, facsimile, telephone, messenger, or via the Internet. The Company will pay persons holding common shares in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, in accordance with NYSE Rule 451 for the expense of forwarding solicitation materials to their principals. The Company will pay all proxy solicitation costs in accordance with NYSE Rule 451.

76	2026 Notice of Annual Meeting & Proxy Statement

22. ADDITIONAL INFORMATION	Table of Contents
Voting Procedures
Tabulation of Votes: Broadridge Investor Communication Solutions, Inc. will tabulate votes cast by proxy or in person at the meeting. We will report the results in a Form 8-K filed with the SEC within four business days of the annual meeting.
Vote Required; Effect of an Abstention and Broker Non-Votes: The shares of a holder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the annual meeting for the purpose of determining the presence of a quorum. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted. If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a proxy from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as uninstructed shares. Whether your broker or custodian has the discretion to vote these shares on your behalf depends on the ballot item. The table below summarizes the vote threshold required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers.

Proposal Number	Item	Vote Required for Approval	Abstentions	Uninstructed Shares	Board Voting Recommendation

1	To elect the twelve directors	Majority of votes cast	No effect	No effect	FOR each nominee
2	To ratify the reappointment of Ernst & Young LLP as the Company’s independent public accounting firm for 2026	Majority of votes cast	No effect	Discretionary vote by broker permitted	FOR
3	To approve, on an advisory basis, named executive officer compensation	Majority of votes cast	No effect	No effect	FOR
4	To vote on a shareholder proposal regarding an independent Board Chair requirement, if properly presented at the meeting	Majority of votes cast	No effect	No effect	AGAINST
If you sign and return a proxy card or vote your shares via the Internet but do not provide voting instructions, your shares will be voted as listed in the “Board Voting Recommendation” column in the table above.
Where to Find More Proxy Voting Information:
•The SEC’s website has a variety of information about the proxy voting process at www.sec.gov/spotlight/
proxymatters.shtml.
•Contact the Investor Relations department through our website at https://investor.corpay.com or by phone at
(770) 417-4697.
•Contact the broker or bank through which you beneficially own your shares.
Revoking Your Proxy: Shareholders of record may revoke their proxy and change their vote at any time before the polls close at the annual meeting by submitting a subsequent proxy (if you received a proxy card) or by using the Internet, by telephone or by mail to vote after the date of your proxy; sending written notice of revocation to our Corporate Secretary at
Corpay, 3280 Peachtree Road, Suite 2400, Atlanta, Georgia 30305; or voting in person at the annual meeting. If you hold shares through a bank or broker, please refer to your proxy card or other voting information form forwarded by your bank or broker to see how you can revoke your proxy (if you received one) and change your vote.
Proxy Authority: When you submit your proxy, you authorize Ronald F. Clarke and Peter Walker, or either one of them, each with full power of substitution, to vote your shares at the annual meeting in accordance with your instructions or, if no instructions are given, in accordance with the Board’s recommendations as described in the table above.
The proxies, in their discretion, are further authorized to vote on any adjournments or postponements of the annual meeting, for the election of one or more persons to the Board if any of the nominees becomes unable to serve or for good cause will not serve, on matters which the Board does not know a reasonable time before making the proxy solicitations will be presented at the annual meeting or any other matters which may properly come before the annual meeting and any postponements or adjournments thereto.

2026 Notice of Annual Meeting & Proxy Statement	77

Table of Contents	22. ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for Proxy Statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as
“householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of banks and brokers with account holders who are shareholders will be “householding” our proxy materials. A single Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your bank or broker that it will be
“householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate
Proxy Statement, annual report, or Notice of Internet Availability of Proxy Materials, as applicable, please notify your bank or broker, direct your written request to Corpay, Inc., Attention: Corporate Secretary, 3280 Peachtree Road, Suite 2400, Atlanta,
Georgia 30305, HOUSEHOLDING, or call (770) 417-4697, and we will deliver a separate copy of the Proxy Statement upon request. Shareholders who currently receive multiple copies of the Proxy Statement and annual report at their address and would like to request “householding” of their communications should contact their bank or broker.

78	2026 Notice of Annual Meeting & Proxy Statement
23. APPENDIX A
Management’s Use of Non-GAAP Financial Measures
Adjusted Net Income and Adjusted Net Income Per Diluted Share
We have defined the non-GAAP measure adjusted net income as net income as reflected in our statement of income, adjusted to eliminate (a) non-cash stock based compensation expense related to stock-based compensation awards, (b) amortization of deferred financing costs, discounts, intangible assets, amortization of the premium recognized on the purchase of receivables and amortization attributable to our noncontrolling interest, (c) integration and deal related costs, and (d) other non-recurring items, including unusual credit losses, certain discrete tax items, the impact of business dispositions, impairment losses, asset write-offs, restructuring costs, loss on extinguishment of debt, taxes associated with stock-based compensation programs, losses and gains on foreign currency transactions, redemption value adjustment for noncontrolling interest and legal settlements and related legal fees. We calculate adjusted net income and adjusted net income per diluted share to eliminate the effect of items that we do not consider indicative of our core operating performance.
We have defined the non-GAAP measure adjusted net income per diluted share as the calculation previously noted divided by the weighted average diluted shares outstanding as reflected in our statement of income.
Adjusted net income attributable to Corpay and adjusted net income per diluted share are supplemental measures of operating performance that do not represent and should not be considered as an alternative to net income, net income per diluted share or cash flow from operations, as determined by U.S. generally accepted accounting principles, or U.S. GAAP. We believe it is useful to exclude non-cash share-based compensation expense from adjusted net income because non-cash equity grants made at a certain price and point in time do not necessarily reflect how our business is performing at any particular time and share based compensation expense is not a key measure of our core operating performance. We also believe that amortization expense can vary substantially from company to company and from period to period depending upon their financing and accounting methods, the fair value and average expected life of their acquired intangible assets, their capital structures and the method by which their assets were acquired; therefore, we have excluded amortization expense from our adjusted net income. Integration and deal related costs represent business acquisition transaction costs, professional services fees, short-term retention bonuses and system migration costs, etc., that are not indicative of the performance of the underlying business. We also believe that certain expenses, discrete tax items, gains on business disposition, recoveries (e.g.
legal settlements, write-off of customer receivable, etc.), gains and losses on investments, taxes related to stock-based compensation programs and impairment losses do not necessarily reflect how our investments and business are performing.
We adjust net income for the tax effect of each of these adjustments using the effective tax rate during the period, exclusive of discrete tax items.
Reconciliation of Net Income to Pro Forma Adjusted Net Income
Set forth below is a reconciliation of adjusted net income and adjusted net income per diluted share attributable to Corpay to the most directly comparable GAAP measure, net income and net income per diluted share (in millions, except per share amounts):

	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010

Net income attributable to Corpay	$1,070	$1,004	$982	$954	$839	$704	$895	$811	$740	$452	$362	$369	$285	$216	$147	$108
Net income per diluted share	$15.03	$13.97	$13.20	$12.42	$9.99	$8.12	$9.94	$8.81	$7.91	$4.75	$3.85	$4.24	$3.36	$2.52	$1.76	$1.34

2026 Notice of Annual Meeting & Proxy Statement	79

Table of Contents	23. APPENDIX A

	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010

Adjustments:
Stock-based compensation expense	103	117	116	121	80	43	61	70	93	64	90	38	27	19	22	27
Amortization(6)	283	239	234	238	215	196	217	227	233	184	181	100	56	38	25	22
Gain on disposition, net	(42)	(121)	(14)	—	—	—	—	(153)	(109)	—	—	—	—	—	—	—
Integration and deal related cost(1)	108	34	31	19	31	12	—	—	—	—	—	—	—	—	—	—
Goodwill impairment	—	90	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring and related costs	18	9	4	7	(2)	4	3	5	1	—	—	—	—	—	—	—
Write-off of customer receivable(5)	—	—	—	—	—	90	—	—	—	—	—	—	—	—	—	—
Adjustment at equity method investment, net of tax	28	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other non-cash adjustments	15	24	3	8	24	(30)	11	24	61	25	40	(13)	—	—	3	—
Total pre-tax adjustments(2)	515	392	373	393	346	316	291	175	279	274	311	125	83	57	49	49
Income tax impact of pre- tax adjustments at the effective tax rate(3)	(128)	(99)	(97)	(111)	(76)	(68)	(62)	(39)	(93)	(67)	(81)	(46)	(24)	(17)	(15)	(14)
Discrete tax items(4)	61	68	—	—	—	10	(62)	23	(127)	—	—	—	—	—	—	—
Adjusted net income attributable to Corpay(2)	$1,518	$1,364	$1,259	$1,237	$1,110	$962	$1,062	$970	$799	$659	$593	$448	$343	$256	$182	$143
Adjusted net income per diluted share	$21.38	$19.01	$16.92	$16.10	$13.21	$11.09	$11.79	$10.53	$8.54	$6.92	$6.30	$5.15	$4.05	$2.99	$2.17	$1.77
(1)Beginning in 2020, the Company included integration and deal related costs in its definition to calculate adjusted net income and adjusted net income per diluted share. Prior period amounts were immaterial.
(2)The sums of pre-tax adjustments and adjusted net income may not equal the totals presented due to rounding.
(3)Represents provision for income taxes of pre-tax adjustments. 2022 year includes $9.0 million adjustment for tax benefit of certain income determined to be permanently invested. 2021 year includes remeasurement of deferreds due to the increase in U.K. corporate tax rate from 19% to 25% of $6.5 million. 2020 year includes a tax reserve adjustment related to prior year tax positions of $9.8 million. 2019 year includes discrete tax effect of non-cash investment gain.
2019 also excludes the results of the Company's Masternaut investment on our effective tax rate, as results were reported on a post-tax basis and no tax-
over-book outside basis difference prior to disposition. 2017 year excludes the net gain realized upon our disposition of Nextraq, representing a pretax gain of $175.0 million and tax on gain of $65.8 million. 2014 through 2017 years exclude the results of our equity method investment on our effective tax rate, as results from our equity method investment are reported within the Consolidated Income Statements on a post-tax basis and no tax-over-book outside basis differences related to our equity method investment are expected to reverse. 2024 excludes the net gain realized upon disposition and impact of 2024 discrete tax item.
(4)Represents the impact to taxes from the reversal of a valuation allowance related to the disposition of our investment in Masternaut of $65.7 million in 2019, and impact of tax reform adjustments included in our effective tax rate of $22.7 million in 2018. Also, includes the impact of a discrete tax item for a Section
199 adjustment related to a prior tax year in 2019 results of $1.8 million. For 2024, represents discrete non-cash tax provision recognized in the fourth quarter of 2024 related to a prior tax planning strategy and taxes on net gain realized upon disposition of our merchant solutions business within U.S. Vehicle
Payments of $47.8 million.
(5)Represents a bad debt loss in the first quarter of 2020 from a large client in our Cambridge business entering voluntary bankruptcy due to the extraordinary impact of the COVID-19 pandemic.
(6)Includes amortization related to intangible assets, premium on receivables, deferred financing costs, and debt discounts.

80	2026 Notice of Annual Meeting & Proxy Statement

23. APPENDIX A	Table of Contents
Reconciliation of Net Income to Pro Forma Adjusted Net Income
($ in millions*, except per share amounts)

	Year Ended 2010	2011 Changes	Pro Forma 2010

Income before income taxes	$151	$1	$152
Provision for income taxes	43	2	46
Net income	108	(2)	106
Stock based compensation	27	(5)	22
Amortization of intangible assets	17	—	17
Amortization of premium on receivables	3	—	3
Amortization of deferred financing costs	2	—	2
Loss on extinguishment of debt	—	3	3
Total pre-tax adjustments	49	(2)	47
Income tax impact of pre-tax adjustments at the effective tax rate	(14)	—	(14)
Total pre-tax adjustments	$143	$(4)	$139
Adjusted net income per diluted share	$1.77		$1.66
Diluted shares	80.8		83.7
* The sums of pre-tax adjustments and adjusted net income may not equal the totals presented due to rounding

©2026 Corpay, Inc. The Corpay logo is owned by Corpay.

CORPAY, INC.
ATTN: CORPORATE SECRETARY
3280 PEACHTREE ROAD, STE 2400
ATLANTA, GA 30305

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CORPAY, INC.

The Board of Directors recommends you vote FOR the following:

1. Elect Directors nominated by the Board of Directors for a one-year term:

Nominees:	For	Against	Abstain
1a. Annabelle Bexiga	☐	☐	☐
1b. David L. Bunch	☐	☐	☐
1c. Ronald F. Clarke	☐	☐	☐
1d. Joseph W. Farrelly	☐	☐	☐
1e. Rahul Gupta	☐	☐	☐
1f. Thomas M. Hagerty	☐	☐	☐
1g. Archie L. Jones, Jr.	☐	☐	☐
1h. Richard Macchia	☐	☐	☐
1i. Hala G. Moddelmog	☐	☐	☐
1j. Jeffrey S. Sloan	☐	☐	☐
1k. Steven T. Stull	☐	☐	☐
1l. Gerald Throop	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Ratify the re-appointment of Ernst & Young LLP as Corpay's independent public accounting firm for 2026.	☐	☐	☐
3. Advisory vote to approve named executive officer compensation.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal 4:

NOTE: The proxy will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of each of the twelve nominees for Director in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposal 4.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF SHAREHOLDERS OF CORPAY, INC.

May 7, 2026

The Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K are available at investor.corpay.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

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V91672-P50546

CORPAY, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS
May 7, 2026

The undersigned hereby appoints Ronald F. Clarke and Peter Walker, either of them, proxies with full power of substitution for and in the name of the undersigned, to vote all shares of stock of Corpay, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held Thursday, May 7, 2026, 10:00 a.m. Eastern Daylight Time, and at any adjournments or postponements thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement dated April 10, 2026 and upon any other business that may properly come before the meeting or any postponements or adjournments thereof. The proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as follows and otherwise in their discretion upon all matters that may properly come before the meeting or any postponement or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued and to be signed on reverse side)